As filed with the Securities and Exchange Commission on August 31, 2000

                                                                      File Nos.
                                                                       33-39088
                                                                       811-6243

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.  41                           (X)

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  44                                          (X)

                           FRANKLIN STRATEGIC SERIES
              (Exact Name of Registrant as Specified in Charter)

              777 MARINERS ISLAND BOULEVARD, SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650) 312-2000

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on September 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Prospectus

Franklin Strategic Series

INVESTMENT STRATEGY
      GROWTH

Franklin Aggressive Growth Fund - Class A, B & C
Franklin California Growth Fund - Class A, B & C
Franklin Large Cap Growth Fund - Class A, B & C
Franklin Small Cap Growth Fund I - Class A & C
Franklin Small Cap Growth Fund II - Class A, B & C


SEPTEMBER 1, 2000






















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[END CALLOUT]

 2      Franklin Aggressive Growth Fund

13      Franklin California Growth Fund

25      Franklin Large Cap Growth Fund

36      Franklin Small Cap Growth Fund I

46      Franklin Small Cap Growth Fund II

54      Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

55      Choosing a Share Class

60      Buying Shares

63      Investor Services

66      Selling Shares

68      Account Policies

71      Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN AGGRESSIVE GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests primarily in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential. [End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Fund's manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

The Fund may invest up to 10% of its assets in foreign equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

AGGRESSIVE GROWTH STYLING INVESTING The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently aggressive growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER AND MIDSIZE COMPANIES Smaller and midsize companies involve greater risks than larger, more established companies. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact of the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

PORTFOLIO TURNOVER Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%     4.00%     1.99%
  Load imposed on purchases          5.75%     None      1.00%
  Maximum deferred sales charge      None/1/   4.00%/2/  0.99%/3/
(load)

Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)4

                                     CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------
Management fees5                      0.50%     0.50%    0.50%
Distribution and service (12b-1)      0.34%     0.96%    0.98%
fees
Other expenses                        0.47%     0.47%    0.47%
                                     ----------------------------
Total annual Fund operating           1.31%     1.93%    1.95%
expenses5
                                     ----------------------------
Management fee waiver5               -0.03%    -0.03%   -0.03%
                                     ----------------------------
Net annual Fund operating expenses5   1.28%     1.90%    1.92%
                                     ============================

1. Except for investments of $1 million or more (see page [#55) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.

3. This is  equivalent  to a charge of 1% based on net asset value.

4. The Fund began offering shares on June 23, 1999. Total annual Fund operating expenses are annualized.

5. For the year ended April 30, 2000, the administrator had agreed in advance to limit its respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. The manager agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 1.24% for Class A, 1.86% for Class B and 1.88% for Class C. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $698/1    $958
CLASS B                        $593      $897
CLASS C                        $392      $697
If you do not sell your
shares:
CLASS B                        $193      $597
CLASS C                        $293      $697

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1989.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

JOHN P. SCANDALIOS, PORTFOLIO MANAGER OF ADVISERS
Mr. Scandalios has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996. Previously, he was with Chase Manhattan Bank.

For the fiscal year ended April 30, 2000, management fees, before any advance waiver, were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                                     PERIOD ENDED
CLASS A                                             APRIL 30, 2000/1/
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
                                                  --------------------
 Net investment loss2                                      (.15)
 Net realized and unrealized gains                        15.86
                                                  --------------------
Total from investment operations                          15.71
                                                  --------------------
Less distributions from net investment income              (.02)
Less distributions from net realized gains                 (.47)
                                                  --------------------
Total distributions                                        (.49)
                                                  ====================
Net asset value, end of period                            25.22
                                                  ====================
Total return (%)/3/                                      158.14

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                   171, 976
Ratios to average net assets: (%)
 Expenses                                                  1.244
 Expenses excluding waiver and payments by                 1.284
affiliate
 Net investment loss                                       (.68)/4/
Portfolio turnover rate (%)                              148.67


CLASS B
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
                                                  --------------------
 Net investment loss/2/                                    (.30)
 Net realized and unrealized gains                        15.95
                                                  --------------------
Total from investment operations                          15.65
                                                  --------------------
Less distributions from net realized gains                 (.47)/5/
                                                  --------------------
Net asset value, end of period                            25.18
                                                  ====================
Total return (%)/3/                                      157.55

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                    33,613
Ratios to average net assets: (%)
 Expenses                                                  1.864
 Expenses excluding waiver and payments by                 1.904
affiliate
 Net investment loss                                      (1.31)/4/
Portfolio turnover rate (%)                              148.67

                                                     PERIOD ENDED
CLASS C                                             APRIL 30, 2000/1/
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
                                                  --------------------
 Net investment loss2                                      (.30)
 Net realized and unrealized gains                        15.89
                                                  --------------------
Total from investment operations                          15.59
                                                  --------------------
Less distributions from net realized gains                 (.47)
                                                  --------------------
Net asset value, end of period                            25.12
                                                  ====================
Total return (%)/3/                                        156.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                    80,473
Ratios to average net assets: (%)
 Expenses                                                  1.88/4/
 Expenses excluding waiver and payments by                 1.92/4/
affiliate
 Net investment loss                                      (1.34)/4/
Portfolio turnover rate (%)                              148.67

1. For the period June 23, 1999 (effective date) to April 30, 2000.
2. Based on average shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.
5. Includes distribution of net investment income in the amount of $.003.

FRANKLIN CALIFORNIA GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES The Fund invests primarily in equity securities of California companies. For purposes of the Fund's investments, California companies are companies headquartered or conducting a majority of their operations in the state of California. The Fund invests in companies that the manager believes have the potential for capital appreciation.

[Begin callout]
The Fund invests primarily in California companies' equity securities. [End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager considers sectors that have growth potential and fast growing, innovative companies within these sectors. The manager attempts to maintain the relative weightings of sectors in the Fund's investment portfolio so that they are similar to the relative weightings of sectors in the Franklin California 250 Growth Index(R) when selecting individual securities. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology, technology services, biotechnology and health care technology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

CALIFORNIA Since the Fund invests primarily in California companies' equity securities, events and conditions in California are likely to affect the Fund's investments and its performance. These events may include changes in economic and political conditions within that state, which are unpredictable and can change at any time. For example, adverse economic conditions in Asia could lead to a drop in Californian exports, which would hurt the manufacturing, technology and other California industries dependent upon exports.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER AND MIDSIZE COMPANIES Smaller and midsize companies involve greater risks than larger, more established companies. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares, and may involve more risk than an investment in a fund that does not focus on securities of a single state. The Fund, however, intends to meet certain tax diversification requirements.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past eight calendar years. The table shows how the Fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

 5.50%   17.57%  16.53%   47.63%  30.43%   15.71%  10.72%   95.17%*
 92      93      94       95      96       97      98       99

                                     YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
56.36%

WORST
QUARTER:
Q3 '98
-15.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                             SINCE
                                                           INCEPTION
                                       1 YEAR   5 YEARS   (10/30/91)
----------------------------------------------------------------------
Franklin California Growth Fund -      83.97%*   35.33%      26.35%
Class A/2/
S&P 500 Index/3/                       21.04%    28.56%      20.24%
Franklin California 250 Index/4/       75.20%    36.83%      25.66%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR       (01/01/99)
----------------------------------------------------------------------
Franklin California Growth Fund -          89.59%*         89.59%
Class B/2/
S&P 500 Index/3/                           21.04%          21.04%
Franklin California 250 Index/4/           75.20%          75.20%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR        (9/3/96)
----------------------------------------------------------------------
Franklin California Growth Fund -          90.91%*         36.30%
Class C/2/
S&P 500 Index/3/                           21.04%          29.63%
Franklin California 250 Index/4/           75.20%          39.99%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2000, the Fund's year-to-date return was 13.87% for Class A.
2. Figures reflect sales charges.
   All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The unmanaged Franklin California 250 Growth Index consists of the 250 largest California based companies on an equal weighted basis chosen to approximate the business segment weightings of the California economy. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B    CLASS C
--------------------------------------------------------------------

Maximum sales charge (load)
as a percentage of offering price    5.75%     4.00%      1.99%
  Load imposed on purchases          5.75%     None       1.00%
  Maximum deferred sales charge      None/1/   4.00%/2/   0.99%/3/
(load)

Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                      CLASS A  CLASS B    CLASS C
--------------------------------------------------------------------

Management fees/4/                    0.46%     0.46%    0.46%
Distribution and service (12b-1)      0.25%     1.00%    1.00%
fees
Other expenses                        0.19%     0.19%    0.19%
                                     -------------------------------
Total annual Fund operating           0.90%     1.65%    1.65%
expenses/4/
                                     -------------------------------
Sweep money fund management fee      -0.02%    -0.02%   -0.02%
waiver/4/
                                     -------------------------------
Total annual Fund operating           0.88%     1.63%    1.63%
expenses/4/
                                     ===============================

1. Except for investments of $1 million or more (see page 55) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. For the fiscal year ended April 30, 2000, the manager agreed in advance to limit its management fees. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With this reduction, management fees were 0.44% and total annual Fund operating expenses were 0.88% for Class A and 1.63% for Class B and C. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $660/1/   $840     $1,035    $1,597
CLASS B                        $566      $814     $1,087    $1,732/2/
CLASS C                        $363      $609     $  978    $2,013
If you do not sell your
shares:
CLASS B                        $166      $514     $  887    $1,732/2/
CLASS C                        $264      $609     $  978    $2,013

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

CANYON A. CHAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Chan has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1991.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, management fees before any advance waiver, were 0.46% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.44% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                        YEAR ENDED APRIL 30,
-------------------------------------------------------------------
                         2000     1999/2/   1998     1997     1996
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year        25.82     24.97    19.35   18.26    14.03
                       ---------------------------------------------
 Net investment            .05       .10      .14     .13      .20
income/1/
 Net realized and
unrealized gains         24.36      1.42     6.48    1.51     6.03
                       ---------------------------------------------
Total from investment
operations               24.41      1.52     6.62    1.64     6.23
                       ---------------------------------------------
 Distributions from
net investment income     (.08)     (.14)    (.14)   (.12)    (.23)
 Distributions from
net realized gains        -         (.53)    (.86)   (.43)   (1.77)
                       ---------------------------------------------
Total distributions       (.08)     (.67)   (1.00)   (.55)   (2.00)
                       ---------------------------------------------
Net asset value, end
of year                  50.15     25.82    24.97   19.35    18.26
                       =============================================
Total return (%)/4/      94.90      6.39    34.98    8.94    47.42

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year ($ x 1,000)       2,025,864  780,598  721,254  282,898  81,175
Ratios to average net
assets: (%)
 Expenses                  .88      1.00      .99    1.08      .71
Expenses excluding
waiver and payments
by affiliate               .88      1.00      .99    1.08     1.09
 Net investment income     .11       .41      .67     .84     1.42
Portfolio turnover
rate (%)                 61.04     52.76    48.52   44.81    61.82


CLASS B
------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year       25.75     24.31
                       -------------------------------------------
 Net investment loss/1/  (.28)     (.01)
 Net realized and
 unrealized gains       24.24      1.45
                       -------------------------------------------
Total from investment
operations              23.96      1.44
                       -------------------------------------------
Less distribution
from net investment
income                   (.07)     -
                       -------------------------------------------
Net asset value, end
of year                 49.64     25.75
                       ===========================================
Total return (%)4       93.35      5.88

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year ($ x 1,000)       63,960    2,657
Ratios to average net
assets: (%)
 Expenses                1.63      1.75/5/
 Net investment loss     (.61)     (.33)/5/
Portfolio turnover
rate (%)                61.04     52.76

CLASS C                                   YEAR ENDED APRIL 30,
--------------------------------------------------------------------------
                                        2000       1999    1998    1997/3/
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year    25.63        24.81  19.27   18.05
                                    --------------------------------------
 Net investment income (loss)          (.25)        (.07)    -      .05
 Net realized and unrealized gains    24.19         1.42     6.43  1.65
                                    --------------------------------------
Total from investment operations      23.94         1.35     6.43  1.70
                                    --------------------------------------
 Distributions from net
 investment income                     (.02)        -        (.03) (.05)
 Distributions from net realized       -            (.53)    (.86) (.43)
gains
                                    --------------------------------------
Total distributions                    (.02)        (.53)    (.89) (.48)
                                    --------------------------------------
Net asset value, end of year          49.55        25.63    24.81 19.27
                                    ======================================
Total return (%)/4/                   93.46         5.67    34.02  9.32

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)   428,192    159,310   122,701  24,556
Ratios to average net assets: (%)
 Expenses                              1.63         1.75     1.74   1.86/5/
 Net investment income (loss)          (.64)        (.33)    (.10)  .05/5/
Portfolio turnover rate (%)           61.04        52.76    48.52 44.81

1. Based on average shares outstanding effective year ended April 30, 2000.
2. For the period January 1, 1999 (effective date) to April 30, 1999 for
Class B.
3. For the period September 3, 1996 (effective date) to April 30, 1997 for Class C.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

FRANKLIN LARGE CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's principal investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of large cap growth companies.

For purposes of the Fund's investments, large cap growth companies include well-established companies with a market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole. The manager seeks companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund may have up to 25% of its assets invested in foreign securities.

[Begin callout]
The Fund invests primarily in large cap growth companies.
[End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a proven technology, industry leadership, a particular niche, sound financial records and strong management are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have superior growth potential and the fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology) and telecommunications.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

TELECOMMUNICATION COMPANIES In addition to risks faced by the technology sector in general, telecommunication companies may be adversely affected by international, federal, and state regulations to which they are subject. In addition, this sector has been undergoing deregulations to enable increased competition, which could affect the companies in these sectors.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A  CLASS B   CLASS C
---------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        5.75%    4.00%     1.99%
  Load imposed on purchases         5.75%    None      1.00%
  Maximum deferred sales charge     None1    4.00%/2/  0.99%/3/
(load)

Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/4/

                                     CLASS A  CLASS B  CLASS C
---------------------------------------------------------------
Management fees/5/                   0.50%    0.50%   0.50%
Distribution and service (12b-1)     0.33%    0.94%   1.00%
fees
Other expenses                       0.59%    0.59%   0.59%
                                    ---------------------------
Total annual Fund operating          1.42%    2.03%   2.09%
expenses/5/
                                    ---------------------------
Management fee waiver/5/            -0.03%   -0.03%  -0.03%
                                    ---------------------------
Net annual Fund operating
expenses/5/                          1.39%    2.00%   2.06%
                                    ===========================

1. Except for investments of $1 million or more (see page 55) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. The Fund began offering shares on June 7, 1999. Total annual Fund operating expenses are annualized.
5. For the fiscal year ended April 30, 2000, the administrator had agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 1.23% for Class A, 1.84% for Class B and 1.90% for Class C. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fees if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $7081     $990
CLASS B                        $603      $927
CLASS C                        $406      $739
If you do not sell your
shares:
CLASS B                        $203      $627
CLASS C                        $307      $739

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

THERESA F. SPATH CFA, PORTFOLIO MANAGER OF ADVISERS
Ms. Spath has been a manager of the Fund since its inception. She joined Franklin Templeton Investments in 1994.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

JASON R. NUNN, PORTFOLIO MANAGER OF ADVISERS
Mr. Nunn has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1998. Previously, he worked in corporate finance with Alex. Brown & Sons.

For the fiscal year ended April 30, 2000, management fees, before any advance waiver were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million and not over $1 billion;
o 0.35% of the value of net assets over $1 billion and not over $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion and not over $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion and not over $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion and not over $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion and not over $19 billion;
o 0.23% of the value of net assets over $19 billion and not over $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

FINANCIAL HIGHLIGHTS [Insert graphic of a dollar bill]

This table presents the Fund's financial performance since its inception.

                                                  PERIOD ENDED
CLASS A                                          APRIL 30, 2000/1/
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                    10.00
                                                 ----------------
 Net investment loss2                                    (.06)
 Net realized and unrealized gains                       4.91
                                                 ----------------
Total from investment operations                         4.85
                                                 ================
Less distributions from net investment income             -/5/
                                                -----------------
Net asset value, end of period                          14.85
                                                 ================
Total return (%)/3/                                     48.59

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                  39,402
Ratios to average net assets: (%)
 Expenses                                                1.23/4/
 Expenses excluding waiver and payments by               1.39/4/
affiliate
 Net investment loss                                     (.46)/4/
Portfolio turnover rate (%)                             93.95

CLASS B
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                    10.00
                                                 ----------------
 Net investment loss2                                    (.13)
 Net realized and unrealized gains                       4.90
                                                 ----------------
Total from investment operations                         4.77
                                                 ================
Net asset value, end of period                          14.77
                                                 ================
Total return (%)3                                       47.70

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                4,502
Ratios to average net assets: (%)
 Expenses                                                1.84/4/
 Expenses excluding waiver and payments by               2.00/4/
affiliate
 Net investment loss                                    (1.06)/4/
Portfolio turnover rate (%)                             93.95

                                                  PERIOD ENDED
CLASS C                                          APRIL 30, 2000/1/
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                    10.00
                                                 ----------------
 Net investment loss2                                    (.14)
 Net realized and unrealized gains                       4.91
                                                 ----------------
Total from investment operations                         4.77
                                                 ----------------
Net asset value, end of period                          14.77
                                                 ================
Total return (%)/3/                                       47.70

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                  35,345
Ratios to average net assets: (%)
 Expenses                                                1.90/4/
 Expenses excluding waiver and payments by               2.06/4/
affiliate
 Net investment loss                                    (1.13)/4/
Portfolio turnover rate (%)                             93.95

1. For the period June 7, 1999 (effective date) to April 30, 2000.
2. Based on average shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.
5. Includes distributions of net investment income in the amount of $.008.

FRANKLIN SMALL CAP GROWTH FUND I

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The Fund generally expects that its portfolio median market cap will significantly exceed the index's median market cap. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests primarily in common stocks of small cap U.S. companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES Smaller companies involve greater risks than larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of three broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[insert bar chart]

  21.77%     9.22%    42.20%    27.07%    15.78%   -0.02%    97.08%*
    93        94        95        96        97       98        99

                                     YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
59.78%

WORST
QUARTER:
Q3 '98
-23.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                            SINCE
                                                          INCEPTION
                                   1 YEAR      5 YEARS    (2/14/92)
----------------------------------------------------------------------
Franklin Small Cap Growth Fund       85.73%*    31.19%       24.83%
I - Class A/2/
S&P 500 Index/3/                     21.04%     28.56%       20.23%
Russell 2500 Growth Index/4,5/       55.48%     23.10%       15.73%
Russell 2500 Index/4,6/              24.14%     19.43%       15.26%

                                                         SINCE
                                                         INCEPTION
                                             1 YEAR      (10/2/95)
----------------------------------------------------------------------
Franklin Small Cap Growth Fund I - Class C/2/   92.63%*     27.70%
S&P 500 Index/3/                                21.04%      26.39%
Russell 2500 Growth Index/4,5/                  55.48%      19.78%
Russell 2500 Index/4,6/                         24.14%      16.23%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2000, the Fund's year-to-date return was 11.19% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The Russell 2500 Growth Index is replacing the Russell 2500 Index as the Fund's benchmark. The manager believes the composition of the Russell 2500 Growth Index provides a more appropriate comparison to the Fund's current portfolio because its growth investment style emphasis is closer to that of the Fund's. The Russell 2500 Index may be excluded from this comparison in the future.
5. Source: Stand & Poor's Micropal. The Russell 2500 Growth Index is an unmanaged group of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Russell 2500 Index is an unmanaged group of 2,500 stocks of smaller capitalization companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A    CLASS C
----------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%      1.99%
  Load imposed on purchases          5.75%      1.00%
  Maximum deferred sales charge      None/1/    0.99%/2/
(load)

Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                    CLASS A    CLASS C
----------------------------------------------------------
Management fees                      0.45%      0.45%
Distribution and service (12b-1)     0.25%      1.00%
fees
Other expenses                       0.15%      0.15%
                                    ======================
Total annual Fund operating          0.85%      1.60%
expenses
                                    ======================

1. Except for investments of $1 million or more (see page 55) and purchases by certain retirement plans without an initial sales charge.
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $657/1/   $831     $1,019    $1,564
CLASS C                        $360      $600     $  962    $1,981
If you do not sell your
shares:
CLASS C                        $261      $600     $  962    $1,981

1. Assumes a contingent deferred sales charge (CDSC) will not apply.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since 1992. He joined Franklin Templeton Investments in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, the Fund paid 0.45% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

CLASS A                                     YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------
                              2000     1999    1998     1997     1996/2/
------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value,
beginning of year           24.65      25.93  18.96     19.75    14.90
                           --------------------------------------------
 Net investment income1       .09        .06    .07       .03      .01
 Net realized and
 unrealized
 gains (losses)             21.04      (1.02)  7.92       .04     6.23
                           --------------------------------------------
Total from investment
operations                  21.13       (.96)  7.99       .07     6.24
                           --------------------------------------------
 Distributions from net
 investment income            (.04)      (.14)  (.09)     (.06)    (.01)
 Distributions from net
 realized gains               (.26)      (.18)  (.93)     (.80)   (1.38)
                           --------------------------------------------
Total distributions          (.30)      (.32) (1.02)     (.86)   (1.39)
                           --------------------------------------------
Net asset value, end of
year                        45.48      24.65  25.93     18.96    19.75
                           ============================================
Total return (%)/3/         85.97      (3.44) 43.09       .14    44.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year ($ x 1,000)        11,199,559  4,251,284  3,957,972  1,071,352  444,912
Ratios to
average net assets: (%)
 Expenses                     .85       .94     .89       .92      .97
 Expenses excluding
waiver and
 payments by affiliate        .85       .94     .89       .92     1.00
 Net investment income        .24       .30     .32       .10      .09
Portfolio turnover rate (%) 24.67     46.73   42.97     55.27    87.92


CLASS C
-----------------------------------------------------------------------
Per share data ($)
Net asset value,
beginning of year             24.32     25.59    18.78     19.66  17.94
                           --------------------------------------------
 Net investment loss/1/        (.19)     (.09)    (.02)     (.05)  (.03)
 Net realized and
unrealized
 gains (losses)               20.71     (1.00)    7.76      (.03)  2.71
                           --------------------------------------------
Total from investment
operations                    20.52     (1.09)    7.74      (.08)  2.68
                           --------------------------------------------
Distributions from net
realized gains                 (.26)     (.18)    (.93)     (.80)  (.96)
                           --------------------------------------------
Net asset value, end of                 24.32    25.59     18.78  19.66
year                          44.58
                           ============================================
Total return (%)/3/           84.58     (4.08)   42.06      (.65) 15.98

Ratios/supplemental data
Net assets, end
of year ($ x 1,000)        1,667,870 764,715  731,707  146,164  24,102
Ratios to
average net assets: (%)
 Expenses                      1.60      1.69     1.64      1.69  1.76/4/
 Net investment loss           (.52)     (.44)    (.42)     (.70) (.69)/4/
Portfolio turnover rate
(%)                           24.67     46.73    42.97     55.27 87.92

1. Based on average shares outstanding effective year ended April 30, 2000.
2. For the period October 1, 1995 (effective date) to April 30, 1996 for
Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FRANKLIN SMALL CAP GROWTH FUND II

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests primarily in common stocks of small cap U.S. companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES Smaller companies involve greater risks than larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the Fund is new, it has no performance history.

[Insert graphic of a percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None/1/      4.00%/2/ 0.99%/3/
(load)

Please see "Choosing a Share Class" on page 55 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/4/

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees/5/                   0.55%        0.55%    0.55%
Distribution and service
(12b-1) fees                         0.35%        1.00%    1.00%
Other expenses/5/                    0.60%        0.60%    0.60%
                                     -------------------------------
Total annual Fund operating          1.50%        2.15%    2.15%
expenses/5/
                                     -------------------------------

1. Except for investments of $1 million or more (see page 55) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. The management fees and distribution and service (12b-1) fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
5. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 1.40% for Class A and 2.05% for Class B and C for the current fiscal year. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $719/1/     $1,022
CLASS B                        $618      $  973
CLASS C                        $415      $  766
If you do not sell your
shares:
CLASS B                        $218      $  673
CLASS C                        $316      $  766

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o  0.550% of the value of net assets up to and including $500 million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o  0.270% of the value of net assets in excess of $21.5 billion.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee any Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each Fund's distributions will vary. Please keep in mind that if you invest in a Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by a Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C
----------------------------------------------------------------------
o Initial sales charge  o No initial sales     o Initial sales
  of 5.75% or less        charge                 charge of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on
  purchases of $1         shares you sell        shares you sell
  million or more sold    within the first       within 18 months
  within 12 months        year, declining to
                          1% within six years
                          and eliminated
                          after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class     expenses than Class    expenses than Class
  B or C due to lower     A (same as Class C)    A (same as Class B)
  distribution fees       due to higher          due to higher
                          distribution fees.     distribution fees.
                          Automatic              No conversion to
                          conversion to Class    Class A shares, so
                          A shares after         annual expenses do
                          eight years,           not decrease.
                          reducing future
                          annual expenses.



SALES CHARGES - CLASS A

                             THE SALES CHARGE
                              MAKES UP THIS %   WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING  OF YOUR NET INVESTMENT
                                   PRICE
----------------------------------------------------------------------
Under $50,000                      5.75                 6.10
$50,000 but under $100,000         4.50                 4.71
$100,000 but under $250,000        3.50                 3.63
$250,000 but under $500,000        2.50                 2.56
$500,000 but under $1              2.00                 2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 58), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 57).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. For California Fund and Small Cap Fund I, Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Funds to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B - AGGRESSIVE GROWTH FUND,
CALIFORNIA FUND, LARGE CAP FUND AND
SMALL CAP FUND II

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS     THIS % IS DEDUCTED FROM
AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
-----------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 57). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Aggressive Growth Fund, California Fund, Large Cap Fund and Small Cap Fund II to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C - AGGRESSIVE GROWTH FUND,
CALIFORNIA FUND, LARGE CAP FUND, SMALL CAP FUND I AND
SMALL CAP FUND II
                          THE SALES
WHEN YOU INVEST THIS      CHARGE MAKES UP  WHICH EQUALS THIS % OF
AMOUNT                    THIS % OF THE    YOUR NET INVESTMENT
                          OFFERING PRICE
-------------------------------------------------------------------
Under $1 million                1.00               1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Aggressive Growth Fund, California Fund, Large Cap Fund, Small Cap Fund I and Small Cap Fund II to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 64 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        $1,000       $50
----------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
----------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,          $100         $50
trustees and directors of Franklin
Templeton entities, and their
immediate family members
----------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

ACCOUNT APPLICATION The Small Cap Fund I - Class A is closed to new investors, except retirement plan accounts and broker-dealer sponsored wrap programs. If you were a shareholder of record as of April 30, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions. The Fund reserves the right to modify this policy at any time.

For the remaining Funds, if you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 63). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES          OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of     Contact your           Contact your
hands shaking]         investment             investment
                       representative         representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of     If you have another    Before requesting a
phone]                 Franklin Templeton     telephone purchase,
                       fund account with      please make sure we
BY PHONE               your bank account      have your bank account
                       information on file,   information on file.
(Up to $100,000 per    you may open a new     If we do not have this
day)                   account by phone.      information, you will
                                              need to send written
1-800/632-2301                                instructions with your
                                              bank's name and
                                              address, a voided
                       To make a same day     check or savings
                       investment, please     account deposit slip,
                       call us by 1:00 p.m.   and a signature
                       Pacific time or the    guarantee if the
                       close of the New York  ownership of the bank
                       Stock Exchange,        and Fund accounts do
                       whichever is earlier.  not have at least one
                                              common owner.

                                              To make a same day
                                              investment, please
                                              call us by 1:00 p.m.
                                              Pacific time or the
                                              close of the New York
                                              Stock Exchange,
                                              whichever is earlier.


----------------------------------------------------------------------
[Insert graphic of     Make your check        Make your check
envelope]              payable to the Fund.   payable to the Fund.
                                              Include your account
BY MAIL                Mail the check and     number on the check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the Fund
                                              name, and your account
                                              number.

                                              Mail the check and
                                              deposit slip or note
                                              to Investor Services.

----------------------------------------------------------------------
[Insert graphic of     Call to receive a      Call to receive a wire
three lightning bolts] wire control number    control number and
                       and wire instructions. wire instructions.
BY WIRE
                       Wire the funds and     To make a same day
1-800/632-2301         mail your signed       wire investment,
(or 1-650/312-2000     application to         please call us by 1:00
collect)               Investor Services.     p.m. Pacific time and
                       Please include the     make sure your wire
                       wire control number    arrives by 3:00 p.m.
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment,
                       please call us by
                       1:00 p.m. Pacific
                       time and make sure
                       your wire arrives by
                       3:00 p.m.

----------------------------------------------------------------------
[Insert graphic of     Call Shareholder       Call Shareholder
two arrows pointing    Services at the        Services at the number
in opposite            number below, or send  below or our automated
directions]            signed written         TeleFACTS system, or
                       instructions. The      send signed written
BY EXCHANGE            TeleFACTS system       instructions.
                       cannot be used to
TeleFACTS(R)             open a new account.    (Please see page 64
1-800/247-1753                                for information on
(around-the-clock      (Please see page 64    exchanges.)
access)                for information on
                       exchanges.)


----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

EXCHANGES INTO CLASS A SHARES OF SMALL CAP FUND I FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE ACCEPTED ONLY TO ADD TO AN EXISTING ACCOUNT AND NOT TO ESTABLISH A NEW ACCOUNT, OTHER THAN A RETIREMENT PLAN ACCOUNT OR INVESTORS IN WRAP PROGRAMS.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
69).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application. Please keep in mind that if a systematic withdrawal plan exhausts the Small Cap Fund I - Class A shares in your account, your account will be closed and you will not be able to buy additional Small Cap Fund I Class A shares or to reopen your account.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that if you sell all the Class A Shares in your Small Cap Fund I account, your Small Cap Fund I account will be closed and you will not be able to buy additional Small Cap Fund I Class A Shares or to reopen your Small Cap Fund I account.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
                                TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of hands        Contact your investment
shaking]                        representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of envelope]    Send written instructions and
BY MAIL                         endorsed share certificates (if you
                                hold share certificates) to Investor
                                Services. Corporate, partnership or
                                trust accounts may need to send
                                additional documents.

                                Specify the Fund, the account number
                                and the dollar value or number of
                                shares you wish to sell. If you own
                                both Class A and B shares, also
                                specify the class of shares,
                                otherwise we will sell your Class A
                                shares first. Be sure to include all
                                necessary signatures and any
                                additional documents, as well as
                                signature guarantees if required.

                                A check will be mailed to the
                                name(s) and address on the account,
                                or otherwise according to your
                                written instructions.

----------------------------------------------------------------------
[Insert graphic of phone]       As long as your transaction is for
                                $100,000 or less, you do not hold
BY PHONE                        share certificates and you have not
                                changed your address by phone within
1-800/632-2301                  the last 15 days, you can sell your
                                shares by phone.

                                A check will be mailed to the
                                name(s) and address on the account.
                                Written instructions, with a
                                signature guarantee, are required to
                                send the check to another address or
                                to make it payable to another person.

----------------------------------------------------------------------
[Insert graphic of three        You can call or write to have
lightning bolts]                redemption proceeds sent to a bank
                                account.  See the policies above for
BY ELECTRONIC FUNDS TRANSFER    selling shares by mail or phone.
(ACH)
                                Before requesting to have redemption
                                proceeds sent to a bank account,
                                please make sure we have your bank
                                account information on file.  If we
                                do not have this information, you
                                will need to send written
                                instructions with your bank's name
                                and address, a voided check or
                                savings account deposit slip, and a
                                signature guarantee if the bank and
                                Fund accounts do not have at least
                                one common owner.

                                If we receive your request in proper
                                form by 1:00 p.m. Pacific time,
                                proceeds sent by ACH generally will
                                be available within two to three
                                business days.

----------------------------------------------------------------------
[Insert graphic of two arrows   Obtain a current prospectus for the
pointing in opposite            fund you are considering.
directions]
                                Call Shareholder Services at the
BY EXCHANGE                     number below or our automated
                                TeleFACTS system, or send signed
TeleFACTS(R)                      written instructions. See the
1-800/247-1753                  policies above for selling shares by
(around-the-clock               mail or phone.
access)
                                If you hold share certificates, you
                                will need to return them to the Fund
                                before your exchange can be
                                processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).
You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may restrict or refuse purchases or exchanges by Market Timers. The California Fund and Small Cap Fund I do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                    CLASS A       CLASS B   CLASS C
----------------------------------------------------------------------
COMMISSION (%)                     -                4.00       2.00
Investment under $50,000           5.00             -          -
$50,000 but under $100,000         3.75             -          -
$100,000 but under $250,000        2.80             -          -
$250,000 but under $500,000        2.00             -          -
$500,000 but under $1 million      1.60             -          -
$1 million or more                 up to 1.00/1/    -          -
12B-1 FEE TO DEALER                0.25/2/          0.25/3/    1.00/4/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The Aggressive Growth Fund and Large Cap Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


[Insert graphic of question mark] QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.





















Investment Company Act file #811-6243               FSS1 P 09/00




Prospectus

Franklin
Strategic
Income Fund


Franklin Strategic Series

CLASS A , B & C

INVESTMENT STRATEGY
  INCOME

SEPTEMBER 1, 2000






















 [Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2         Goals and Strategies

 4         Main Risks

 9         Performance

11         Fees and Expenses

13         Management

14         Distributions and Taxes

15         Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

17         Choosing a Share Class

21         Buying Shares

24         Investor Services

27         Selling Shares

29         Account Policies

32         Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its assets in U.S. and foreign debt securities. The Fund shifts its investments among the following general asset classes:

o High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries.

o  Foreign government and agency bonds, including emerging markets.

o  U.S. government bonds

o  Mortgage securities and other asset-backed securities

o  Convertible securities, including bonds and preferred stocks

A bond represents an obligation of an issuer to repay a loan of money to it, and generally provides for the payment of interest. The Fund may invest up to 100% of its total assets in bonds that are rated below investment grade, sometimes called "junk bonds" or "high yield" securities. Investment grade bonds are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's). The Fund generally invests in bonds rated at least Caa by Moody's or CCC by S&P, or unrated bonds the Fund's manager determines are comparable. Generally, lower rated bonds pay higher yields than more highly rated bonds to compensate investors for the higher risk.

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The Fund may have significant investments in mortgage securities issued by agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) and Government National Mortgage Association (GNMA).

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or different issuer.

[Begin callout]
The Fund invests primarily in U.S. and foreign debt securities.
[End callout]

The Fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, global market, industry, and issuer conditions. The Fund's manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as telecommunications.

The Fund's ability to achieve its investment goals depends in part upon the manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the manager's analysis of the outlook for the economy and the business cycle will be correct.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include commercial paper, repurchase agreements and other money market securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down]  MAIN RISKS

[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the debt securities in the Fund's portfolio will fall, which may cause the Fund's share price to fall. This means you could lose money.
[End callout]

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of debt securities, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.


Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. In addition, banks may tighten their credit standards, which may make it difficult for companies with weaker balance sheets to have access to capital to continue operations or refinance their outstanding debt. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A debt security may be prepaid (called) before maturity. Bonds are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in bonds subject to call risk. A call of some or all of these bonds may lower the Fund's income and yield and its distributions to shareholders.

FOREIGN SECURITIES Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICE. Government supervision and regulation of foreign debt markets, currency markets, trading systems and dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage securities may not be as effective in "locking-in" favorable interest rates as are fixed-income securities.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the expected rate of prepayments on mortgage securities and extend their anticipated life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.


Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.


CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

SECTOR FOCUS - TELECOMMUNICATIONS COMPANIES Because the Fund may from time to time have significant investments in one or a few sectors, it will have more risk than a fund which always maintains broad diversification among sectors. The telecommunications sector has historically been volatile due to the rapid pace of product change and development. The wireless telecommunications industry is in its early developmental stages, and is predominantly characterized by emerging, rapidly growing companies. The securities prices of companies operating within the telecommunications sector are potentially subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 5 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

  18.68%  17.05%  10.03%  4.05%  2.33%
  95      96      97      98     99

                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '98  6.20%

WORST QUARTER:
Q3 '98 -4.18%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999
                                                     SINCE
                                                   INCEPTION
                              1 YEAR     5 YEARS   (5/24/94)
----------------------------------------------------------------
Strategic Income Fund -       -2.04%      9.28%      8.58%
Class A/2/
Lehman Brothers U.S.          -0.82%      7.73%      7.01%
Aggregate Index/3/

                                           SINCE
                                         INCEPTION
                              1 YEAR      (1/1/99)
----------------------------------------------------------------
Strategic Income Fund -       -1.67%      -1.67%
Class B/2/
Lehman Brothers U.S.          -0.82%      -0.82%
Aggregate Index/3/

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/98)
----------------------------------------------------------------
Strategic Income Fund -       -0.06%      0.77%
Class C/2/
Lehman Brothers U.S.          -0.82%      3.32%
Aggregate Index/3/

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2000, the Fund's year-to-date return was 0.79% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index includes fixed rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Lehman Brothers U.S. Aggregate Index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes reinvestment of interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     CLASS A      CLASS B   CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         4.25%        4.00%     1.99%
  Load imposed on purchases          4.25%        None      1.00%
  Maximum deferred sales charge      None/1/      4.00%/2/  0.99%/3/
  (load)


Please see "Choosing a Share Class" on page 17 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees/4/                   0.53%        0.53%    0.53%
Distribution and service
(12b-1) fees                         0.25%        0.65%    0.65%
Other expenses                       0.22%        0.22%    0.22%
                                     -------------------------------
Total annual Fund operating          1.00%        1.40%    1.40%
expenses/4/
                                     -------------------------------
Management fee waiver/2/             -0.01%       -0.01%   0.01%
                                     -------------------------------
Net annual Fund operating
 expenses/2/                         0.99%         1.39%   1.39%
                                     ===============================

1. Except for investments of $1 million or more (see page 17)and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. For the fiscal year ended April 30, 2000, the manager had agreed in advance to limit its management fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.52% and total annual Fund operating expenses were 0.75% for Class A, 1.15% for Class B and 1.15% for Class C. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


EXAMPLE


This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $522/1/   $727     $949      $1,586
CLASS B                        $542      $740     $961      $1,560/2/
CLASS C                        $339      $536     $853      $1,752
If you do not sell your
shares:
CLASS B                        $142      $440     $761      $1,560/2/
CLASS C                        $240      $536     $853      $1,752


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

CHRISTOPHER MOLUMPHY CFA,  EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1994. He joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA CFA,  VICE PRESIDENT OF ADVISERS
Mr. Takaha has been a manager of the Fund since 1997. He joined Franklin Templeton Investments in 1989.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, were 0.53% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees, and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.28% of its average daily net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES


INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                                         YEAR ENDED APRIL 30,
---------------------------------------------------------------------
                              2000    1999/3/  1998    1997    1996
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              10.84    11.24   10.86   10.77   10.18
beginning of year
                            -----------------------------------------
  Net investment income1        .82      .86     .87     .93     .85
  Net realized and           (1.02)    (.43)     .50     .39     .67
unrealized
  gains (losses)
                            -----------------------------------------
Total from investment         (.20)      .43    1.37    1.32    1.52
operations
                            -----------------------------------------
  Distributions from net      (.80)    (.83)   (.90)   (.96)   (.82)
investment income
  Distributions from net       -       -       (.09)   (.27)   (.11)
  realized gains
                            -----------------------------------------
Total distributions           (.80)    (.83)   (.99)  (1.23)   (.93)
                            -----------------------------------------
Net asset value, end of        9.84    10.84   11.24   10.86   10.77
year
                            =========================================

Total return (%)/2/           (1.81)     4.23   13.10   12.64   15.59

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year     254,419  247,574 166,633  34,864  13,022
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                      .75      .58     .25     .23     .25
  Expenses excluding            .99      .99    1.05    1.05    1.08
  waiver and payments by
  affiliate
  Net investment income        8.10     7.99    7.65    8.60    8.53
Portfolio turnover rate (%)   43.71    48.68   47.47  114.26   73.95

CLASS B
---------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,              10.86    10.76
beginning of year
                            -----------------------------------------
  Net investment income1        .79      .29
  Net realized and           (1.03)      .07
unrealized
  gains (losses)
                            -----------------------------------------
Total from investment         (.24)      .36
operations
                            -----------------------------------------
  Distributions from net      (.76)    (.26)
investment income
                            -----------------------------------------
Net asset value, end of        9.86    10.86
year
                            -----------------------------------------

Total return (%)/2/           (2.18)     3.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year      13,641    4,281
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.15     .98/4/
  Expenses excluding           1.39    1.39/4/
  waiver and payments by
  affiliate
  Net investment income        7.78    7.59/4/
Portfolio turnover rate (%)   43.71   48.68

CLASS C                    YEAR ENDED APRIL 30
                            2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,              10.84    11.19
beginning of year
                            -----------------------------------------
  Net investment income1        .78      .76
  Net realized and           (1.02)    (.40)
unrealized
  losses
                            -----------------------------------------
Total from investment         (.24)      .36
operations
  Distributions from net      (.76)    (.71)
investment income
                            -----------------------------------------
Net asset value, end of        9.84    10.84
year
                            =========================================

Total return (%)/2/           (2.20)     3.59

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year      39,713   36,245
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.15      .98
  Expenses excluding           1.39     1.39
  waiver and payments by
  affiliate
  Net investment income        7.72     7.59
Portfolio turnover rate (%)   43.71    48.68

1. Based on average shares outstanding effective year ended April 30, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period January 1, 1999 (effective date) to April 30, 1999, for
Class B.
4. Annualized.


YOUR ACCOUNT


[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A               CLASS B              CLASS C
---------------------------------------------------------------
o  Initial sales      o  No initial        o  Initial
   charge of 4.25%       sales charge         sales charge of
   or less                                    1%

o  Deferred sales     o  Deferred          o  Deferred
   charge of 1% on       sales charge of      sales charge of
   purchases of $1       4% on shares you     1% on shares
   million or more       sell within the      you sell within
   sold within 12        first year,          18 months
   months                declining to 1%
                         within six years
                         and eliminated
                         after that

o  Lower annual       o  Higher annual     o  Higher
   expenses than         expenses than        annual expenses
   Class B or C due      Class A (same as     than Class A
   to lower              Class C) due to      (same as Class
   distribution fees     higher               B) due to
                         distribution         higher
                         fees. Automatic      distribution
                         conversion to        fees. No
                         Class A shares       conversion to
                         after eight          Class A shares,
                         years, reducing      so annual
                         future annual        expenses do not
                         expenses.            decrease.


SALES CHARGES - CLASS A


                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 20), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 19).
DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B


IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 19). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING    % OF YOUR NET
                             PRICE              INVESTMENT
--------------------------------------------------------------------
Under $1 million             1.00               1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 25 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.


REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 24). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------


                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another       Before requesting a
of phone]          Franklin Templeton fund   telephone purchase,
                   account with your bank    please make sure we
BY PHONE           account information on    have your bank account
                   file, you may open a new  information on file. If
(Up to $100,000    account by phone.         we do not have this
per day)                                     information, you will
                   To make a same day        need to send written
1-800/632-2301     investment, please call   instructions with your
                   us by 1:00 p.m. Pacific   bank's name and
                   time or the close of the  address, a voided check
                   New York Stock Exchange,  or savings account
                   whichever is earlier.     deposit slip, and a
                                             signature guarantee if
                                             the bank and Fund
                                             accounts do not have at
                                             least one common owner.

                                             To make a same day
                                             investment, please call
                                             us by 1:00 p.m. Pacific
                                             time or the close of
                                             the New York Stock
                                             Exchange, whichever is
                                             earlier.

----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to Franklin Strategic     to Franklin Strategic
of envelope]       Income Fund.              Income Fund. Include
                                             your account number on
BY MAIL            Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page 25 for   (Please see page 25 for
TeleFACTS(R)       information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
30).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
[Insert graphic  of   You can call or write to have
three lightning       redemption proceeds sent to a bank
bolts]                account. See the policies above for
                      selling shares by mail or phone.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
BY ELECTRONIC FUNDS   make sure we have your bank account
TRANSFER (ACH)        information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and address, a voided check or
                      savings account deposit slip, and a
                      signature guarantee if the bank and
                      Fund accounts do not have at least one
                      common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or our automated TeleFACTS
BY EXCHANGE           system, or send signed written
                      instructions. See the policies above
TeleFACTS(R)            for selling shares by mail or phone.
1-800/247-1753
(around-the-clock     If you hold share certificates, you
access)               will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. from sales charges, distribution and service (12b-1) fees and its other resources.

                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          3.00         2.00
Investment under $100,000    4.00         ---          ---
$100,000 but under $250,000  3.25         ---          ---
$250,000 but under $500,000  2.25         ---          ---
$500,000 but under $1        1.85         ---          ---
million
$1 million or more        up to 0.75/1/   ---          ---
12B-1 FEE TO DEALER          0.25         0.15/2/      0.65/3/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


[Insert graphic of question mark]QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)


FOR MORE INFORMATION


You can learn more about the Fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.







Investment Company Act file # 811-6243                             194 P 09/00





FRANKLIN
BLUE CHIP FUND

FRANKLIN STRATEGIC SERIES

CLASS A, B & C

      INVESTMENT STRATEGY
      GROWTH

SEPTEMBER 1, 2000

[Insert Franklin Templeton Ben Head]
FRANKLIN TEMPLETON INVESTMENTS

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

                                          THE FUND

Information about
the Fund you should know before investing

                              2           Goal and Strategies
                              4           Main Risks
                              6           Performance
                              7           Fees and Expenses
                              9           Management
                             10           Distributions and Taxes
                             11           Financial Highlights

                                          YOUR ACCOUNT

Information about sales charges, account transactions and services

                             13           Choosing a Share Class
                             17           Buying Shares
                             20           Investor Services
                             23           Selling Shares
                             25           Account Policies
                             28           Questions

                                          FOR MORE INFORMATION

Where to learn more about the Fund

                                          Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL  The Fund's investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in equity securities of blue chip companies located in the U.S.

For purposes of the Fund's investments, blue chip companies are well-established companies with strong financial records relative to other companies in their respective industries. These companies generally dominate or are expected to dominate their respective industries and have a reputation for quality management as well as superior products and services.

[Begin callout]
The Fund invests mainly in blue chip companies' common stocks.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund tries to be fully invested at all times in equity securities, and it invests primarily in common stocks.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes have a sustainable competitive advantage, a strong financial record, and a market capitalization of more than $1 billion. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate. Although the manager searches for investments across a large number of industries, it is possible that from time to time, the Fund may have a substantial portion of its investments in one or more sectors, such as technology. The Fund intends to limit its investment in foreign securities not publicly traded in the U.S. to 10% of total assets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market fund shares, money market instruments and short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of envelope] MAIN RISKS
                             ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOCUS ON LIMITED SECTORS - TECHNOLOGY COMPANIES The Fund's current substantial position in companies within the technology sector carries much greater risks of adverse developments among such industries than a fund that invests in a wider variety of industries across many sectors. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Even those Technology companies which are considered blue chip are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term and often change collectively without regard to the merits of individual companies. To the extent that the Fund focuses on other sectors, it will be subject to greater risks than a fund which always maintains broad sector diversification.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of bull and bear] PERFORMANCE
                                  -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past three calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

BEST
QUARTER:

Q4 '99 20.63%

WORST
QUARTER:

Q3 '98
-10.85%

[Insert bar graph]

97      98      99
7.45%   18.24%  34.62%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1999

                                                        SINCE
                                                      INCEPTION
                                            1 YEAR    (6/3/96)
--------------------------------------------------------------
Franklin Blue Chip Fund - Class A/2         26.87%     16.00%
S&P 500 Index/3                             21.04%     26.58%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2000, the Fund's year-to-date return was 4.26% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A CLASS B/1  CLASS C/1

Maximum sales charge (load) as a
 percentage of offering price           5.75%    4.00%      1.99%
  Load imposed on purchases             5.75%    None       1.00%
  Maximum deferred sales charge (load) None/2   4.00%/3    0.99%/4

Please see "Choosing a Share Class" on page 13 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                       CLASS A CLASS B/1  CLASS C/1

Management fees/5                       0.75%    0.75%      0.75%
Distribution and service (12b-1) fees   0.33%    1.00%      1.00%
Other expenses/5                        0.33%    0.33%      0.33%
                                        -------------------------
Total annual Fund operating expenses 5  1.41%    2.08%      2.08%
                                        -------------------------
Management fee waiver/5                -0.02%   -0.02%     -0.02%
                                        -------------------------
Net annual Fund operating expenses/5    1.39%    2.06%      2.06%
                                        =========================

1. The Fund began offering Class B and C shares on February 1, 2000. Annual Fund operating expenses for Class B and C are annualized. The distribution and service (12b-1) fees are based on the maximum fees allowed under the respective Rule 12b-1 plans for Class B and C.
2. Except for investments of $1 million or more (see page 13) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. For the fiscal year ended April 30, 2000, the manager had agreed in advance to limit its management fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.58% and total annual Fund operating expenses were 1.23% for Class A, 1.82% for Class B and C. After April 30, 2001, the manager may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                               $708 1   $990   $1,292   $2,148
CLASS B                               $609     $946   $1,308   $2,218/2
CLASS C                               $406     $739   $1,197   $2,466
If you do not sell your shares:
CLASS B                               $209     $646   $1,108   $2,218/2
CLASS C                               $307     $739   $1,197   $2,466

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

SALLY EDWARDS HAFF, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Haff has been a manager of the Fund since 1999. She joined Franklin Templeton Investments in 1986.

ALYSSA RIEDER, PORTFOLIO MANAGER OF ADVISERS
Ms. Rieder has been a manager of the Fund since 1999. She joined Franklin Templeton Investments in 1998. Previously, she was in financial management roles at T. Rowe Price Associates, Inc. and YFA.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, were 0.75% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.58% of its average daily net assets to the manager for its services. After April 30, 2001, the manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------

INCOME AND CAPITAL GAINS DISTRIBUTIONS The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

[Begin callout]
Backup Withholding
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------

This table presents the Fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.



CLASS A                                                        YEAR ENDED APRIL 30,
                                                   2000/4       1999       1998      1997/5
-------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                  14.41      12.46      10.85     10.00
                                               ------------------------------------------
 Net investment income/1                             -           .04        .09       .09
 Net realized and unrealized gains                   3.97       1.97       1.67       .82
                                               ------------------------------------------
Total from investment operations                     3.97       2.01       1.76       .91
                                               ------------------------------------------
 Distributions from net investment income            (.01)      (.06)      (.06)     (.06)
 Distributions from net realized gains               (.47)      -          (.09)     -
                                               ------------------------------------------
Total distributions                                  (.48)      (.06)      (.15)     (.06)
                                               ------------------------------------------
Net asset value, end of year                        17.90      14.41      12.46     10.85
                                               ==========================================
Total return (%)/2                                  27.96      16.18      16.41      9.14
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)               140,685     54,880     16,836     5,600
Ratios to average net assets: (%)
 Expenses                                            1.23       1.25       1.25      1.25/3
 Expenses excluding waiver and
 payments by affiliate                               1.39       1.51       1.95      2.22/3
 Net investment income                               -           .55       1.04      1.07/3
Portfolio turnover rate (%)                         63.04      35.74      57.67     11.14


CLASS B
Per share data ($)
Net asset value, beginning of period                16.45
                                               ----------
 Net investment loss/1                               (.03)
 Net realized and unrealized gains                   1.45
                                               ----------
Total from investment operations                     1.42
                                               ----------
Net asset value, end of period                      17.87
                                               ==========
Total return (%)/2                                   8.63
Ratios/supplemental data
Net assets, end of period ($ x 1,000)              2,026
Ratios to average net assets: (%)
 Expenses                                            1.82/3
 Expenses excluding waiver and
 payments by affiliate                               2.06/3
 Net investment loss                                (7.15)/3
Portfolio turnover rate (%)                         63.04

                                                 YEAR ENDED
CLASS C                                       APRIL 30, 2000/4
--------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                16.45
                                               ----------
 Net investment loss/1                               (.03)
 Net realized and unrealized gains                   1.49
                                               ----------
Total from investment operations                     1.46
                                               ----------
Net asset value, end of period                      17.91
                                               ==========
Total return (%)/2                                   8.88
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)              3,608
Ratios to average net assets: (%)
 Expenses                                            1.82/3
 Expenses excluding waiver and
 payments by affiliate                               2.06/3
 Net investment loss                                (6.88)/3
Portfolio turnover rate (%)                         63.04

1. Based on average shares outstanding effective year ended April 30, 2000.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. For the period February 1, 2000 (effective date for Class B and Class C) to April 30, 2000.
5. For the period June 3, 1996 (effective date for Class A) to April 30, 1997.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

Class A                 Class B                Class C
o Initial sales charge  o No initial sales     o Initial sales
  of 5.75% or less        charge                 charge of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on
  purchases of $1         shares you sell        shares you sell
  million or more sold    within the first       within 18 months
  within 12 months        year, declining to 1%
                          within six years and
                          eliminated after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class B   expenses than Class A  expenses than Class A
  or C due to lower       (same as Class C) due  (same as Class B) due
  distribution fees       to higher              to higher
                          distribution fees.     distribution fees. No
                          Automatic conversion   conversion to Class A
                          to Class A shares      shares, so annual
                          after eight years,     expenses do not
                          reducing future        decrease.The Fund
                          annual expenses.       began offering Class
                                                 B and C shares on
                                                 February 1, 2000.

SALES CHARGES - CLASS A

                               THE SALES CHARGE
                                MAKES UP THIS %       WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING PRICE  OF YOUR NET INVESTMENT

Under $50,000                     5.75                  6.10
$50,000 but under $100,000        4.50                  4.71
$100,000 but under $250,000       3.50                  3.63
$250,000 but under $500,000       2.50                  2.56
$500,000 but under $1 million     2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 16), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 15).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN            THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------

1 Year                                                   4
2 Years                                                  4
3 Years                                                  3
4 Years                                                  3
5 Years                                                  2
6 Years                                                  1
7 Years                                                  0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 15). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                  MAKES UP THIS %      WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING PRICE  OF YOUR NET INVESTMENT
---------------------------------------------------------------------------
Under $1 million                   1.00                   1.01

We place any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 21 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

        TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                         OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of paper with lines and someone writing] BUYING SHARES
                                                        --------------

MINIMUM INVESTMENTS

----------------------------------------------------------------------
                                 INITIAL            ADDITIONAL
----------------------------------------------------------------------
Regular accounts                 $1,000             $50
----------------------------------------------------------------------
Automatic investment plans       $50 ($25 for an    $50 ($25 for an
                                 Education IRA)     Education IRA)
----------------------------------------------------------------------
UGMA/UTMA accounts               $100               $50
----------------------------------------------------------------------
Retirement accounts (other than  no minimum         no minimum
IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
----------------------------------------------------------------------
IRAs, IRA rollovers, Education   $250               $50
IRAs or Roth IRAs
----------------------------------------------------------------------
Broker-dealer sponsored wrap     $250               $50
account programs
----------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of
Franklin Templeton entities,     $100               $50
and their immediate family
members
----------------------------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 20). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES

----------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of      Contact your           Contact your
hands shaking] THROUGH  investment             investment
YOUR                    representative         representative
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of      If you have another    Before requesting a
phone]                  Franklin Templeton     telephone purchase,
BY PHONE                fund account with      please make sure we
(Up to $100,000         your bank account      have your bank
per day)                information on file,   account information
1-800/632-2301          you may open a new     on file. If we do not
                        account by phone.      have this
                                               information, you will
                        To make a same day     need to send written
                        investment, please     instructions with
                        call us by 1:00 p.m.   your bank's name and
                        Pacific time or the    address, a voided
                        close of the New York  check or savings
                        Stock Exchange,        account deposit slip,
                        whichever is earlier.  and a signature
                                               guarantee if the bank
                                               and Fund accounts do
                                               not have at least one
                                               common owner.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.
----------------------------------------------------------------------
[Insert graphic of      Make your check        Make your check
envelope]               payable to Franklin    payable to Franklin
BY MAIL                 Blue Chip Fund.        Blue Chip Fund.
                                               Include your account
                        Mail the check and     number on the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your
                                               account statement. If
                                               you do not have a
                                               slip, include a note
                                               with your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and
                                               deposit slip or note
                                               to Investor Services.
----------------------------------------------------------------------
[Insert graphic of      Call to receive a      Call to receive a
three lightning bolts]  wire control number    wire control number
BY WIRE                 and wire instructions. and wire instructions.

1-800/632-2301          Wire the funds and     To make a same day
                        mail your signed       wire investment,
(or 1-650/312-2000      application to         please call us by
collect)                Investor Services.     1:00 p.m. Pacific
                        Please include the     time and make sure
                        wire control number    your wire arrives by
                        or your new account    3:00 p.m.
                        number on the
                        application.

                        To make a same day
                        wire investment,
                        please call us by
                        1:00 p.m. Pacific
                        time and make sure
                        your wire arrives by
                        3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of two  Call Shareholder       Call Shareholder
arrows pointing in      Services at the        Services at the
opposite directions]    number below, or send  number below or our
                        signed written         automated TeleFACTS
BY EXCHANGE             instructions. The      system, or send
TeleFACTS(R)            TeleFACTS system       signed written
1-800/247-1753          cannot be used to      instructions.
(around-the-clock       open a new account.
access)                                        (Please see page 21
                        (Please see page 21    for information on
                        for information on     exchanges.)
                        exchanges.)
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with headset] INVESTOR SERVICES
                                        -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund effective November 1, 2000 reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
26).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES
                                --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares

o     you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES

----------------------------------------------------------------------
                                TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of hands        Contact your investment
shaking]                        representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of envelope]    Send written instructions and
BY MAIL                         endorsed share certificates (if you
                                hold share certificates) to Investor
                                Services. Corporate, partnership or
                                trust accounts may need to send
                                additional documents.

                                Specify the Fund, the account number
                                and the dollar value or number of
                                shares you wish to sell. If you own
                                both Class A and B shares, also
                                specify the class of shares,
                                otherwise we will sell your Class A
                                shares first. Be sure to include all
                                necessary signatures and any
                                additional documents, as well as
                                signature guarantees if required.

                                A check will be mailed to the
                                name(s) and address on the account,
                                or otherwise according to your
                                written instructions.
----------------------------------------------------------------------
[Insert graphic of phone]       As long as your transaction is for
BY PHONE                        $100,000 or less, you do not hold
1-800/632-2301                  share certificates and you have not
                                changed your address by phone within
                                the last 15 days, you can sell your
                                shares by phone.

                                A check will be mailed to the
                                name(s) and address on the account.
                                Written instructions, with a
                                signature guarantee, are required to
                                send the check to another address or
                                to make it payable to another person.
----------------------------------------------------------------------
[Insert graphic of three        You can call or write to have
lightning bolts]                redemption proceeds sent to a bank
BY ELECTRONIC FUNDS TRANSFER    account. See the policies above for
(ACH)                           selling shares by mail or phone.

                                Before requesting to have redemption
                                proceeds sent to a bank account,
                                please make sure we have your bank
                                account information on file. If we
                                do not have this information, you
                                will need to send written
                                instructions with your bank's name
                                and address, a voided check or
                                savings account deposit slip, and a
                                signature guarantee if the bank and
                                Fund accounts do not have at least
                                one common owner.

                                If we receive your request in proper
                                form by 1:00 p.m. Pacific time,
                                proceeds sent by ACH generally will
                                be available within two to three
                                business days.
----------------------------------------------------------------------
[Insert graphic of two arrows   Obtain a current prospectus for the
pointing in opposite            fund you are considering.
directions]
BY EXCHANGE                     Call Shareholder Services at the
                                number below or our automated
TeleFACTS(R)                    TeleFACTS system, or send signed
1-800/247-1753                  written instructions. See the
(around-the-clock access)       policies above for selling shares by
                                mail or phone.

                                If you hold share certificates, you
                                will need to return them to the Fund
                                before your exchange can be
                                processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A     CLASS B   CLASS C
---------------------------------------------------------------
Commission (%)                          -        4.00      2.00
Investment under $50,000             5.00           -         -
$50,000 but under $100,000           3.75           -         -
$100,000 but under $250,000          2.80           -         -
$250,000 but under $500,000          2.00           -         -
$500,000 but under $1 million 1.60      -           -
$1 million or more            up to 1.00/1          -         -
12b-1 fee to dealer                 0.25/2       0.25/3    1.00/4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME        TELEPHONE NUMBER MONDAY THROUGH FRIDAY)
--------------------------------------------------------------
Shareholder Services   1-800/632-2301   5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information       1-800/DIAL BEN   5:30 a.m. to 5:00 p.m.
                       (1-800/342-5236) 6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services    1-800/527-2020   5:30 a.m. to 5:00 p.m.
Advisor Services       1-800/524-4040   5:30 a.m. to 5:00 p.m.
Institutional Services 1-800/321-8563   6:00 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637   5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin(R)Templeton(R)
1-800/DIAL BEN(R)(1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo(R)sec.gov.

Investment Company Act file #811-6243             483 P 09/00




Prospectus

FRANKLIN STRATEGIC SERIES

ADVISOR CLASS

INVESTMENT STRATEGY  GROWTH

FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN LARGE CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND I
FRANKLIN SMALL CAP GROWTH FUND II

SEPTEMBER 1, 2000















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Franklin Aggressive Growth Fund

11    Franklin Large Cap Growth Fund

20    Franklin Small Cap Growth Fund I

30    Franklin Small Cap Growth Fund II

38    Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

39    Qualified Investors

41    Buying Shares

43    Investor Services

46    Selling Shares

48    Account Policies

50    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN AGGRESSIVE GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The Fund invests primarily in companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential. [End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund invests in companies that the manager believes have the potential for capital appreciation. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Fund's manager is a research driven, fundamental investor, pursuing an aggressive growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology).

The Fund may invest up to 10% of its assets in foreign equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

AGGRESSIVE GROWTH STYLING INVESTING The Fund's manager uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues and product development. If a company's earnings or revenues fall short of expectations, or if its products do not come on line on a timely basis, its stock price may fall dramatically. Aggressive growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently aggressive growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER AND MIDSIZE COMPANIES Smaller and midsize companies involve greater risks than larger, more established companies. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact of the Fund's performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which always maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

PORTFOLIO TURNOVER Because of the Fund's aggressive growth strategy, the Fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the Fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear]  PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   ADVISOR CLASS
-------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                                   ADVISOR CLASS
-------------------------------------------------------------------
Management fee/2/                                       0.50%
Distribution and service (12b-1) fees                   None
Other expenses                                          0.47%
                                                  -----------------
Total annual Fund operating expenses2                   0.97%
                                                  -----------------
Management fee waiver2                                 -0.03%
                                                  -----------------
Net annual Fund operating expenses2                     0.94%
                                                  =================

1. The Fund began offering Advisor Class shares on June 23, 1999. Total annual Fund operating expenses are annualized.
2. For the fiscal year ended April 30, 2000, the administrator had agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 0.90%. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 YEAR     3 YEARS
 ------------------------
     $96         $300

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1989.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

JOHN P. SCANDALIOS, PORTFOLIO MANAGER OF ADVISERS
Mr. Scandalios has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996. Previously, he was with Chase Manhattan Bank.

For the fiscal year ended April 30, 2000, management fees, before any advance waiver, were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;

o 0.40% of the value of net assets over $500 million up to and including $1 billion;

o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and

o 0.22% of the value of net assets in excess of $21.5 billion.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                               PERIOD ENDED
ADVISOR CLASS                                    APRIL 30,
------------------------------------------------------------
                                                   2000/4/
------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                10.00
                                                 -----------
 Net investment loss/1/                              (.05)
 Net realized and unrealized gains                  15.86
                                                 -----------
Total from investment operations                    15.81
                                                 -----------
 Distributions from net investment income            (.03)
 Distributions from net realized gains               (.47)
                                                 -----------
Total Distributions                                  (.50)
                                                 ===========
Net asset value, end of period                      25.31
                                                 ===========
Total return (%)/2/                                159.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)              46,726
Ratios to average net assets: (%)
 Expenses                                             .903
 Expenses excluding waiver and payments by            .943
affiliate
Net investment loss                                  (.25)/3/
Portfolio turnover rate (%)                        148.67

1. Based on average shares outstanding.
2. Total return is not annualized.
3. Annualized.
4. For the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN LARGE CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's principal investment goal is long-term capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of large cap growth companies.

For purposes of the Fund's investments, large cap growth companies include well-established companies with a market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole. The manager seeks companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund may have up to 25% of its assets invested in foreign securities.

[Begin callout]
The Fund invests primarily in large cap growth companies.
[End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a proven technology, industry leadership, a particular niche, sound financial records, and strong management, are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have superior growth potential and the fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology) and telecommunications.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICES COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology and health technology industries are subject to extensive government regulation. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact these industries, the value of your shares may fluctuate significantly over relatively short periods of time.

TELECOMMUNICATION COMPANIES In addition to risks faced by the technology sector in general, telecommunication companies may be adversely affected by international, federal, and state regulations to which they are subject. In addition, this sector has been undergoing deregulations to enable increased competition, which could affect the companies in these sectors.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain
European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS.   The  political,  economic  and  social
structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments. More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                                  ADVISOR CLASS
------------------------------------------------------------------
Management fees/2/                                     0.50%
Distribution and service (12b-1) fees                  None
Other expenses                                         0.59%
                                                 -----------------
Total annual Fund operating expenses2                  1.09%
                                                 -----------------
Management fee waiver/2/                              -0.03%
                                                 -----------------
Net annual Fund operating expenses/2/                  1.06%
                                                 =================

1. The Fund began offering Advisor Class shares on June 7, 1999. Total annual Fund operating expenses are annualized.
2. For the fiscal year ended April 30, 2000, the administrator had agreed in advance to limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.47% and total annual Fund operating expenses were 0.90%. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fees if the Fund invests in a Franklin Templeton money fund.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 YEAR        3 YEARS
----------------------------
    $108          $337

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

THERESA F. SPATH CFA, PORTFOLIO MANAGER OF ADVISERS
Ms. Spath has been a manager of the Fund since its inception. She joined Franklin Templeton Investments in 1994.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

JASON R. NUNN, PORTFOLIO MANAGER OF ADVISERS
Mr. Nunn has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1998. Previously, he worked in corporate finance for Alex. Brown & Sons.

For the fiscal year ended April 30, 2000, management fees, before any advance waiver were 0.50% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.47% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.

The Fund pays Advisers a fee for managing the Fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;

o 0.40% of the value of net assets over $500 million up to and including $1 billion;

o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and

o 0.22% of the value of net assets in excess of $21.5 billion.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                                PERIOD ENDED
ADVISOR CLASS                                    APRIL 30,
------------------------------------------------------------
                                                   2000/4/
------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                10.00
                                                 -----------
 Net investment loss/1/                              (.01)
 Net realized and unrealized gains                   4.91
                                                 -----------
Total from investment operations                     4.90
                                                 -----------
 Distributions from net investment income            (.02)
                                                 ===========
Net asset value, end of period                      14.88
                                                 ===========
Total return (%)/2/                                 49.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)              19,902
Ratios to average net assets: (%)
 Expenses                                             .90/3/
 Expenses excluding waiver and payments by           1.06/3/
affiliate
Net investment loss                                  (.06)/3/
Portfolio turnover rate (%)                         93.95

1. Based on average shares outstanding.
2. Total return is not annualized.
3. Annualized.
4. For the period June 7, 1999 (effective date) to April 30, 2000.


FRANKLIN SMALL CAP GROWTH FUND I

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The Fund generally expects that its portfolio median market cap will significantly exceed the index's median market cap. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests primarily in common stocks of small cap U.S. companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES Smaller companies involve greater risks than larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past seven calendar years. The table shows how the Fund's average annual total returns compare to those of three broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2/

[Insert bar graph]

21.77%   9.22%  42.20%   27.07% 16.07%  0.35%  97.66%*
--------------------------------------------------------
93       94     95       96     97      98     99
                           YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99
59.91%

WORST
QUARTER:
Q3 '98
-23.52%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                        SINCE
                                                      INCEPTION
                                   1 YEAR   5 YEARS   (2/14/92)
-----------------------------------------------------------------
Franklin Small Cap Growth Fund    97.66%*   33.30%     26.11%
I- Advisor Class/2/
S&P 500 Index3                     21.04%   28.56%     20.23%
Russell 2500 Growth Index/4,5/     55.48%   23.10%     15.73%
Russell 2500 Index/4,6/              24.14%   19.43%     15.26%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. As of June 30, 2000, the Fund's year-to-date return was 11.37%.
2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. The Russell 2500 Growth Index is replacing the Russell 2500 Index as the Fund's benchmark. The manager believes the composition of the Russell 2500 Growth Index provides a more appropriate comparison to the Fund's current portfolio because its growth investment style emphasis is closer to that of the Fund's. The Russell 2500 Index may be excluded from this comparison in the future.
5. Source: Stand & Poor's Micropal. The Russell 2500 Growth Index is an unmanaged group of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Russell 2500 Index is an unmanaged group of 2,500 stocks of smaller capitalization companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
Management fees                                       0.45%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.15%
                                                 ================
Total annual Fund operating expenses                  0.60%
                                                 ================

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year;
o   The Fund's operating expenses remain the same; and
o   You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------
   $61       $192     $335      $750

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since 1992. He joined Franklin Templeton Investments in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, the Fund paid 0.45% of its average daily net assets to the manager.

Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

ADVISOR CLASS                             YEAR ENDED APRIL 30,
----------------------------------------------------------------------
                                  2000     1999      1998     1997/4/
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      24.73    26.01     18.97     20.48
year
                                --------------------------------------
 Net investment income1              .18      .10       .09       .01
 Net realized and unrealized       21.15    (1.00)     8.01     (1.52)
gains (losses)
                                --------------------------------------
Total from investment              21.33     (.90)     8.10     (1.51)
operations
                                --------------------------------------
 Distributions from net             (.06)    (.20)     (.13)     -
investment income
 Distributions from net             (.26)    (.18)     (.93)     -
realized gains
                                --------------------------------------
Total distributions                 (.32)    (.38)    (1.06)     -
                                ======================================
Net asset value, end of year       45.74    24.73     26.01     18.97
                                ======================================
Total return (%)/2/                86.43    (3.12)    43.68     (7.37)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    436,864   168,055   118,683   18,777
1,000)
Ratios to average net assets:
(%)
 Expenses                            .60      .69       .64       .69/3/
Net investment income                .49      .56       .58       .30/3/
Portfolio turnover rate (%)        24.67    46.73     42.97     55.27

1. Based on average shares outstanding effective year ended April 30, 2000.
2. Total return is not annualized.
3. Annualized.
4. For the period January 2, 1997 (effective date) to April 30, 1997.

FRANKLIN SMALL CAP GROWTH FUND II

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap.

In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

[Begin callout]
The Fund invests primarily in common stocks of small cap U.S. companies. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks have performed exceptionally well in the last several years. However, investors should not expect such historically unusual performance to continue indefinitely. Currently, growth stocks are more expensive relative to their earnings or assets compared to value or other stocks, and if those valuations return to more historical norms, the prices of such aggressive growth stocks may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

SMALLER COMPANIES Smaller companies involve greater risks than larger, more established companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which have a floating interest rate.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger. Although IPO investments have had a positive impact on the Fund's performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[end callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the Fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                 None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees/2/                              0.55%
Distribution and service (12b-1) fees           None
Other expenses/2/                               0.60%
                                              ----------------------
Total annual Fund operating expenses/2/         1.15%
                                              ----------------------


1. The management fees shown are based on the Fund's maximum contractual amount. Other expenses are estimated.
2. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 1.05% for Advisor Class for the current fiscal year. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS
--------------------
  $117      $365

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500 million;

o 0.450% of the value of net assets over $500 million up to and including $1 billion;

o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and

o 0.270% of the value of net assets in excess of $21.5 billion.


[Insert graphic of dollar signs
and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee any Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each Fund's distributions will vary. Please keep in mind that if you invest in a Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Funds' distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Advisor Class shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 43). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of      Contact your           Contact your
hands shaking]          investment             investment
THROUGH YOUR            representative         representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of      If you have another    Before requesting a
phone]                  Franklin Templeton     telephone purchase,
                        fund account with      please make sure we
BY PHONE                your bank account      have your bank
                        information on file,   account information
(Up to $100,000 per     you may open a new     on file. If we do not
day)                    account by phone.      have this
                                               information, you will
1-800/632-2301                                 need to send written
                                               instructions with
                                               your bank's name and
                        To make a same day     address, a voided
                        investment, please     check or savings
                        call us by 1:00 p.m.   account deposit slip,
                        Pacific time or the    and a signature
                        close of the New York  guarantee if the bank
                        Stock Exchange,        and Fund accounts do
                        whichever is earlier.  not have at least one
                                               common owner.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.

----------------------------------------------------------------------
[Insert graphic of      Make your check        Make your check
envelope]               payable to the Fund.   payable to the Fund.
BY MAIL                                        Include your account
                        Mail the check and     number on the check.
                        your signed
                        application to         Fill out the deposit
                        Investor Services.     slip from your
                                               account statement. If
                                               you do not have a
                                               slip, include a note
                                               with your name, the
                                               Fund name, and your
                                               account number.

                                               Mail the check and
                                               deposit slip or note
                                               to Investor Services.
----------------------------------------------------------------------
[Insert graphic of      Call to receive a      Call to receive a
three lightning bolts]  wire control number    wire control number
BY WIRE                 and wire instructions. and wire instructions.

1-800/632-2301          Wire the funds and     To make a same day
(or 1-650/312-2000      mail your signed       wire investment,
collect)                application to         please call us by
                        Investor Services.     1:00 p.m. Pacific
                        Please include the     time and make sure
                        wire control number    your wire arrives by
                        or your new account    3:00 p.m.
                        number on the
                        application.

                        To make a same day
                        wire investment,
                        please call us by
                        1:00 p.m. Pacific
                        time and make sure
                        your wire arrives by
                        3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of two  Call Shareholder       Call Shareholder
arrows pointing in      Services at the        Services at the
opposite directions]    number below, or send  number below, or send
BY EXCHANGE             signed written         signed written
                        instructions. (Please  instructions. (Please
                        see page 44 for        see page 44 for
                        information on         information on
                        exchanges.)            exchanges.)

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to a Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
49).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

 [Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES

----------------------------------------------------------------------
                                 TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of hands         Contact your investment
shaking]                         representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of envelope]     Send written instructions and
BY MAIL                          endorsed share certificates (if you
                                 hold share certificates) to
                                 Investor Services. Corporate,
                                 partnership or trust accounts may
                                 need to send additional documents.

                                 Specify the Fund, the account
                                 number and the dollar value or
                                 number of shares you wish to sell.
                                 Be sure to include all necessary
                                 signatures and any additional
                                 documents, as well as signature
                                 guarantees if required.

                                 A check will be mailed to the
                                 name(s) and address on the account,
                                 or otherwise according to your
                                 written instructions.

----------------------------------------------------------------------
[Insert graphic of phone]        As long as your transaction is for
By Phone                         $100,000 or less, you do not hold
                                 share certificates and you have not
1-800/632-2301                   changed your address by phone
                                 within the last 15 days, you can
                                 sell your shares by phone.

                                 A check will be mailed to the
                                 name(s) and address on the account.
                                 Written instructions, with a
                                 signature guarantee, are required
                                 to send the check to another
                                 address or to make it payable to
                                 another person.
----------------------------------------------------------------------
[Insert graphic of three         You can call or write to have
lightning bolts]                 redemption proceeds sent to a bank
                                 account. See the policies above for
                                 selling shares by mail or phone.

                                 Before requesting to have
BY ELECTRONIC FUNDS TRANSFER     redemption proceeds sent to a bank
(ACH)                            account, please make sure we have
                                 your bank account information on
                                 file. If we do not have this
                                 information, you will need to send
                                 written instructions with your
                                 bank's name and address, a voided
                                 check or savings account deposit
                                 slip, and a signature guarantee (if
                                 the bank and Fund accounts do not
                                 have at least one common owner).

                                 If we receive your request in
                                 proper form by 1:00 p.m. Pacific
                                 time, proceeds sent by ACH
                                 generally will be available within
                                 two to three business days.

----------------------------------------------------------------------
[Insert graphic of two arrows    Obtain a current prospectus for the
pointing in opposite directions] fund you are considering.
BY EXCHANGE
                                 Call Shareholder Services at the
                                 number below, or send signed
                                 written instructions. See the
                                 policies above for selling shares
                                 by mail or phone.

                                 If you hold share certificates, you
                                 will need to return them to the
                                 Fund before your exchange can be
                                 processed.


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen]  ACCOUNT POLICIES

CALCULATING SHARE PRICE  Each Fund calculates its net asset value per share
(NAV) each business day at the close of trading on the New York Stock
Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may restrict or refuse purchases or exchanges by Market Timers. The Small Cap Fund I does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by
(i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.








Investment Company Act file #811-6243                          FSS1 PA 09/00







Prospectus


Franklin Strategic Income Fund

Franklin Strategic Series


ADVISOR CLASS

INVESTMENT STRATEGY
  INCOME

SEPTEMBER 1, 2000

















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2     Goals and Strategies

 4     Main Risks

 9     Performance

10     Fees and Expenses

11     Management

12     Distributions and Taxes

13     Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

14     Qualified Investors

16     Buying Shares

18     Investor Services

21     Selling Shares

23     Account Policies

25     Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its assets in U.S. and foreign debt securities. The Fund shifts its investments among the following general asset classes:

o High yield and investment grade corporate bonds and preferred stocks of issuers located in the U.S. and foreign countries, including emerging market countries.

o  Foreign government and agency bonds, including emerging markets.

o  U.S. government bonds

o  Mortgage securities and other asset-backed securities

o  Convertible securities, including bonds and preferred stocks

A bond represents an obligation of an issuer to repay a loan of money to it, and generally provides for the payment of interest. The Fund may invest up to 100% of its total assets in bonds that are rated below investment grade, sometimes called "junk bonds" or "high yield" securities. Investment grade bonds are rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's). The Fund generally invests in bonds rated at least Caa by Moody's or CCC by S&P, or unrated bonds the Fund's manager determines are comparable. Generally, lower rated bonds pay higher yields than more highly rated bonds to compensate investors for the higher risk.

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The Fund may have significant investments in mortgage securities issued by agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) and Government National Mortgage Association (GNMA).

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or different issuer.

[Begin callout]
The Fund invests primarily in U.S. and foreign debt securities.
[End callout]

The Fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the manager's assessment of changing economic, global market, industry, and issuer conditions. The Fund's manager uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The manager will evaluate country risk, business cycles, yield curves, and values between and within markets. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as telecommunications.

The Fund's ability to achieve its investment goals depends in part upon the manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the manager's analysis of the outlook for the economy and the business cycle will be correct.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include commercial paper, repurchase agreements and other money market securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down]  MAIN RISKS

[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the debt securities in the Fund's portfolio will fall, which may cause the Fund's share price to fall. This means you could lose money.
[End callout]


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


CREDIT An issuer of debt securities, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. In addition, banks may tighten their credit standards, which may make it difficult for companies with weaker balance sheets to have access to capital to continue operations or refinance their outstanding debt. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A debt security may be prepaid (called) before maturity. Bonds are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in bonds subject to call risk. A call of some or all of these bonds may lower the Fund's income and yield and its distributions to shareholders.

FOREIGN SECURITIES Investing in foreign securities including securities of foreign governments typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICE. Government supervision and regulation of foreign debt markets, currency markets, trading systems and dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage securities may not be as effective in "locking-in" favorable interest rates as are fixed-income securities.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the expected rate of prepayments on mortgage securities and extend their anticipated life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.


Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.


SECTOR FOCUS - TELECOMMUNICATIONS COMPANIES Because the Fund may from time to time have significant investments in one or a few sectors, it will have more risk than a fund which always maintains broad diversification among sectors. The telecommunications sector has historically been volatile due to the rapid pace of product change and development. The wireless telecommunications industry is in its early developmental stages, and is predominantly characterized by emerging, rapidly growing companies. The securities prices of companies operating within the telecommunications sector are potentially subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 5 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2/

[Insert bar graph]

18.68%  17.05%  10.03%  4.05%  2.41%
95      96      97      98     99

                     YEAR

[Begin callout]
BEST
QUARTER:
Q4 '98
6.20%

WORST
QUARTER:
Q3 '98
 -4.18%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                            SINCE
                                                          INCEPTION
                                      1 YEAR    5 YEARS   (5/24/94)
--------------------------------------------------------------------
Franklin Strategic Income Fund -       2.41%     10.25%     9.43%
Advisor Class/2/
Lehman Brothers U.S. Aggregate        -0.82%     7.73%      7.01%
Index/3/

1. As of June 30, 2000, the Fund's year-to-date return was 0.91%.
2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before August 12, 1999, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after August 12, 1999, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index includes fixed rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others. The Lehman Brothers U.S. Aggregate Index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes reinvestment of interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


 [Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on        None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)1

                                          ADVISOR CLASS
--------------------------------------------------------------------
Management fees/2/                            0.53%
Distribution and service (12b-1) fees         None
Other expenses                                0.22%
                                              ----------------------
Total annual Fund operating expenses/2/       0.75%
                                              ----------------------
                                              ----------------------
Management fee waiver/2/                     -0.01
                                              ======================
Net annual Fund operating expenses/2/         0.74%
                                              ======================

1. The Fund began offering Advisor Class shares on August 12, 1999. Total annual Fund operating expenses are based on the expenses for the Fund's Class A shares for the fiscal year ended April 30, 2000.
2. For the fiscal year ended April 30, 2000, the manager had agreed in advance to limit its management fees and to assume as its own expense certain expenses otherwise payable by the Fund. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.52% and total annual Fund operating expenses were 0.50%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o     The Fund's operating expenses remain the same; and
o     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $76      $237      $411     $918


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the Fund's management is:

CHRISTOPHER MOLUMPHY CFA,  EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1994. He joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA CFA,  VICE PRESIDENT OF ADVISERS
Mr. Takaha has been a manager of the Fund since 1997. He joined Franklin Templeton Investments in 1989.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, were 0.53% of the Fund's average daily net assets. Under an agreement by the manager to limit its fees, and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.28% of its average daily net assets to the manager for its services. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The Fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed at least annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

ADVISOR CLASS                YEAR ENDED
                          APRIL 30, 2000/4/
----------------------------------------

PER SHARE DATA ($)
Net asset value,                 10.11
beginning of year
                            -----------
   Net investment income/1/       .61
   Net realized and              (.33)
   unrealized losses
                            -----------
Total from investment              .28
operations
                            -----------
Less distributions from          (.55)
net investment income
                            -----------
Net asset value, end of           9.84
year
                            -----------
Total return (%)/2/              (1.64)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($      21,809
x 1,000)
Ratios to average net
assets: (%)
   Expenses                       .50/3/
  Expenses excluding              .74/3/
  waiver and payments by
  affiliate
   Net investment income         8.53/3/
Portfolio turnover rate (%)      43.71

1. Based on average shares outstanding effective period ended April 30, 2000.
2. Total return is not annualized.
3. Annualized.
4. For the period August 12, 1999 (effective date) to April 30, 2000.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]  QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o  Accounts managed by Franklin Templeton Investments. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 18). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
---------------------------------------------------------------------
                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic
of hands
shaking]         Contact your investment   Contact your investment
                 representative            representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------------
 [Insert         If you have another       Before requesting a
graphic of       Franklin Templeton fund   telephone purchase,
phone]           account with your bank    please make sure we have
                 account information on    your bank account
BY PHONE         file, you may open a new  information on file. If
                 account by phone.         we do not have this
(Up to $100,000                            information, you will
per day)         To make a same day        need to send written
                 investment, please call   instructions with your
                 us by 1:00 p.m. Pacific   bank's name and address,
                 time or the close of the  a voided check or
                 New York Stock Exchange,  savings account deposit
1-800/632-2301   whichever is earlier.     slip, and a signature
                                           guarantee if the bank
                                           and Fund accounts do not
                                           have at least one common
                                           owner.

                                           To make a same day
                                           investment, please call
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.

---------------------------------------------------------------------
                 Make your check payable   Make your check payable
[Insert graphic  to Franklin Strategic     to Franklin Strategic
of envelope]     Income Fund.              Income Fund. Include
                                           your account number on
BY MAIL          Mail the check and your   the check.
                 signed application to
                 Investor Services.        Fill out the deposit
                                           slip from your account
                                           statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
 [Insert         Call  to receive a wire   Call to receive a wire
graphic of       control number and wire   control number and wire
three lightning  instructions.             instructions.
bolts]
                 Wire the funds and mail   To make a same day wire
                 your signed application   investment, please call
                 to Investor Services.     us by 1:00 p.m. Pacific
BY WIRE          Please include the wire   time and make sure your
                 control number or your    wire arrives by 3:00
1-800/632-2301   new account number on     p.m.
(or              the application.
1-650/312-2000
collect)         To make a same day wire
                 investment, please call
                 us by 1:00 p.m. Pacific
                 time and make sure your
                 wire arrives by 3:00
                 p.m.
---------------------------------------------------------------------
[Insert graphic  Call Shareholder          Call Shareholder
of two arrows    Services at the number    Services at the number
pointing in      below, or send signed     below, or send signed
opposite         written instructions.     written instructions.
directions]      (Please see page 19 for   (Please see page 19 for
                 information on            information on
BY EXCHANGE      exchanges.)               exchanges.)

---------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Because excessive trading can hurt fund performance, operations and shareholders, the Fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page
24).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


[Insert graphic of a certificate] SELLING SHARES


You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]


o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o  you want to send your proceeds somewhere other     than the address of
   record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                 TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic
of hands
shaking]         Contact your investment representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert          Send written instructions and endorsed
graphic of       share certificates (if you hold share
envelope]        certificates) to Investor Services.
                 Corporate, partnership or trust
BY MAIL          accounts may need to send additional
                 documents.

                 Specify the Fund, the account number
                 and the dollar value or number of
                 shares you wish to sell. Be sure to
                 include all necessary signatures and
                 any additional documents, as well as
                 signature guarantees if required.

                 A check will be mailed to the name(s)
                 and address on the account, or
                 otherwise according to your written
                 instructions.
----------------------------------------------------------
[Insert graphic  As long as your transaction is for
of phone]        $100,000 or less, you do not hold share
                 certificates and you have not changed
BY PHONE         your address by phone within the last
                 15 days, you can sell your shares by
1-800/632-2301   phone.

                 A check will be mailed to the name(s)
                 and address on the account. Written
                 instructions, with a signature
                 guarantee, are required to send the
                 check to another address or to make it
                 payable to another person.
----------------------------------------------------------
[Insert          You can call or write to have
graphic  of      redemption proceeds sent to a bank
three lightning  account. See the policies above for
bolts]           selling shares by mail or phone.

                 Before requesting to have redemption
                 proceeds sent to a bank account, please
                 make sure we have your bank account
BY ELECTRONIC    information on file. If we do not have
FUNDS TRANSFER   this information, you will need to send
(ACH)            written instructions with your bank's
                 name and address, a voided check or
                 savings account deposit slip, and a
                 signature guarantee if the bank and
                 Fund accounts do not have at least one
                 common owner.

                 If we receive your request in proper
                 form by 1:00 p.m. Pacific time,
                 proceeds sent by ACH generally will be
                 available within two to three business
                 days.
----------------------------------------------------------

[Insert graphic  Obtain a current prospectus for the
of two arrows    fund you are considering.
pointing in
opposite         Call Shareholder Services at the number
directions]      below, or send signed written
                 instructions. See the policies above
BY EXCHANGE      for selling shares by mail or phone.

                 If you hold share certificates, you
                 will need to return them to the Fund
                 before your exchange can be processed.
----------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The Fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME       TELEPHONE NUMBER  THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)


FOR MORE INFORMATION


You can learn more about the Fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com





You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.








Investment Company Act file #811-6243                           194 PA 09/00



FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND - CLASS A, B & C
FRANKLIN CALIFORNIA GROWTH FUND - CLASS A, B & C
FRANKLIN LARGE CAP GROWTH FUND - CLASS A, B & C
FRANKLIN SMALL CAP GROWTH FUND I - CLASS A & C
FRANKLIN SMALL CAP GROWTH FUND II - CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call
1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks............     2
Officers and Trustees .................    17
Portfolio Transactions ................    20
Distributions and Taxes ...............    21
Organization, Voting Rights............    22
 and Principal Holders ................    24
Buying and Selling Shares .............    25
Pricing Shares ........................    32
The Underwriter........................    32
Performance ...........................    34
Miscellaneous Information .............    37
Description of Ratings ................    37

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE GROWTH FUND
(AGGRESSIVE GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

FRANKLIN CALIFORNIA GROWTH FUND (CALIFORNIA FUND)

Since the California Fund mainly invests in California companies' securities, its performance is dependent on economic, political and other conditions within California.

Below is a discussion of certain conditions that may affect California companies. It is not a complete analysis of every material fact that may affect the economic or political conditions within California and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.

California's economy has been the largest of all the states in the nation. Like many other states, however, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Most of its job losses during this recession resulted from cutbacks in defense spending and from the downturn in the construction industry. Downsizing in the state's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the construction, entertainment, tourism and computer services sectors. The state's diverse employment base has reached prerecession levels with manufacturing accounting for 13.8% of employment (based on 1999 state figures), trade 22.8%, services 31.3%, and government 16.0%. As a result of strong employment growth, California's unemployment rate (5.2% for 1999) has improved substantially since the recessionary years. However, it still remains above the national average. Recent economic problems in Asia have adversely affected the state's high tech manufacturing and related industries, resulting in slower growth than in previous years. However this hasn't markedly affected the state's overall growth due to growth in services, construction and tourism. A weakening of the economies of California's international trade partners could have a negative impact on the state.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid by 2002. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992. At the end of fiscal 1999, general fund balances were a positive $2.3 billion or 4.4% of expenditures on a GAAP basis. The state is predicting a $12 billion surplus for FY00 which ended 6/30/00.

The state has experienced strong growth in personal income. In 1999, personal income grew 6.6%. The state is projecting 5.4% growth in 2000.
Over the last twenty years, the state's personal income as compared to the nation has lost ground. The state's personal income was 118% of the national level in 1980 and has dropped to 104% as of 1999. The level seems to have stabilized at 104%.

California's debt levels have grown in recent years. In 1990, the state's debt per capita was below the median for all states. By 1999, debt per capita had risen to $654, above the $540 median for all states. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.

While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools and infrastructure improvements and various tax cuts have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, also has hampered the state's financial flexibility, as has its lack of a formalized mid-year budget correction process. The state's relatively low budget reserves and reduced flexibility make the state vulnerable to a future economic downturn.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The California Fund may not:

 1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

 2. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

 4. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund's total assets would be invested in such companies.

 5. Invest in securities for the purpose of exercising management or control of the issuer.

 6. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

 7. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).

 8. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the Fund may, however, invest in marketable securities issued by real estate investment trusts.

 9. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock,
    ii) more than 5% of the Fund's total assets and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

10. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund normally invests at least 65% of its assets in the equity and debt securities of companies headquartered or conducting a majority of their operations in the state of California. The Fund also may invest up to 35% of its assets in the securities of companies headquartered or conducting a majority of their operations outside of the state of California. In this way, the Fund tries to benefit from its research into companies and industries within or beyond its primary region.

3. The Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The Fund currently intends to limit these investments to no more than 10% of total assets.

4. The Fund may invest up to 35% of its total assets in debt securities. The Fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may invest in both rated and unrated debt securities. The Fund may buy securities that are rated at least B by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or unrated securities of comparable quality. The Fund will not invest more than 5% of its assets in securities rated below investment grade.

FRANKLIN LARGE CAP GROWTH FUND (LARGE CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may also seek current income incidental to long-term capital appreciation,

2.  The Fund may invest up to 25% of its total assets in foreign securities.

FRANKLIN SMALL CAP GROWTH FUND I (SMALL CAP FUND I)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock,
    ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets, the Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3. The Fund may invest up to 10% of its total assets in REITs. The Fund will not invest in securities issued without stock certificates or comparable stock documents. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

4. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) More than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets, the Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2. The Fund may invest up to 10% of its total assets in REITs. The Fund will not invest in securities issued without stock certificates or comparable stock documents. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

3. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's
(FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The California Fund, Small Cap Fund I and Small Cap Fund II may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operating company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but sub-ordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund (except the California Fund) may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth and Large Cap Funds will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund
(a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The California Fund, Small Cap Fund I and Small Cap Fund II may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The California Fund, Small Cap Fund I and Small Cap Fund II may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds (except the California Fund) may buy and sell futures contracts for securities, and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater or lesser voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

AMERICAN DEPOSITARY RECEIPTS (ADRS). European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs.
In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's invesment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth and Large Cap Funds, 33 1/3%; California Fund, 10%; and Small Cap Fund I and Small Cap Fund II, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in
the event of default or insolvency of the borrower.   A Fund will loan its
securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund I and Small Cap Fund II may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund I and Small Cap Fund II do not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID-CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund I and Small Cap Fund II define small cap companies as those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Mid-cap companies generally have market capitalization of $1 to $8 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid-cap companies may offer greater potential for capital appreciation than larger companies, because mid-cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

TEMPORARY INVESTMENTS When the manager believes a market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the countries where a Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the California Fund's total assets and to no more than 10% of the Small Cap Fund I and Small Cap Fund II's net assets.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 27 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                      TOTAL FEES     NUMBER OF BOARDS
                      TOTAL FEES     RECEIVED FROM     IN FRANKLIN
                       RECEIVED        FRANKLIN         TEMPLETON
                       FROM THE        TEMPLETON     INVESTMENTS ON
      NAME           TRUST/1/ ($)    INVESTMENTS/2/     WHICH EACH
                                          ($)           SERVES/3/
-----------------------------------------------------------------------
Frank H. Abbott         17,603          156,060             28
Harris J. Ashton        17,770          363,165             47
S. Joseph Fortunato     16,625          363,238             49
Edith E. Holiday        22,050          237,265             27
Frank W.T. LaHaye       16,553          156,060             28
Gordon S. Macklin       17,770          363,165             47

1. For the fiscal year ended April 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay the manager a fee computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

The California Fund and Small Cap Fund I pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;

o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;

o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;

o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;

o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and

o  0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                               MANAGEMENT FEES PAID1 ($)
                            2000           1999            1998
----------------------------------------------------------------------
Aggressive Growth          510,967          N/A             N/A
Fund/2/
California Fund/3/       7,117,085       4,066,764       2,866,217
Large Cap Fund/4/          173,892          N/A             N/A
Small Cap Fund I        39,226,727      20,630,510      13,566,077

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.
2. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, totaled $548,160. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, totaled $7,499,608. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
4. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, totaled $184,206. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the California Fund and Small Cap Fund I. FT Services has an agreement with the Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                             ADMINISTRATION FEES PAID/1/ ($)
                             2000            1999           1998
----------------------------------------------------------------------
Aggressive Growth Fund2      171,413         N/A            N/A
Large Cap Fund3               13,057         N/A            N/A

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.
2. For the fiscal year ended April 30, 2000, administration fees, before any advance waiver, totaled $219,264.
3. For the fiscal year ended April 30, 2000, administration fees, before any advance waiver, totaled $73,682.

For the California Fund and Small Cap Fund I the manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and

o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                             ADMINISTRATION FEES PAID ($)
                             2000            1999           1998
----------------------------------------------------------------------
California Fund            1,764,228      1,124,899        808,799
Small Cap Fund I           7,115,279      3,971,753      2,794,347

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/ Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS PAID1 ($)
                             2000           1999            1998
----------------------------------------------------------------------
Aggressive Growth Fund      117,537         N/A             N/A
California Fund           1,035,355         616,109         594,357
Large Cap Fund               68,920         N/A             N/A
Small Cap Fund I          3,322,432       2,187,594      14,648,944

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.

For the fiscal year ended April 30, 2000, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

-------------------------------------------------------------------
                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                  COMMISSIONS1     TRANSACTIONS1
                                       ($)              ($)
-------------------------------------------------------------------
Aggressive Growth Fund                58,503         47,231,272
-------------------------------------------------------------------
California Fund                      477,448        303,861,408
-------------------------------------------------------------------
Large Cap Fund                        23,119         27,690,771
-------------------------------------------------------------------
Small Cap Fund I                      17,334          8,143,870
-------------------------------------------------------------------

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during this period.

As of April 30, 2000, the California Growth Fund owned securities issued by Charles Schwab & Co., Inc. valued in the aggregate at $22,250,000 and the Large Cap Fund owned securities issued by Salomon Smith Barney valued in the aggregate at $2,104,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN The Funds may derive capital gain and loss in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from a Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by a Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Aggressive Growth Fund, the Large Cap Growth Fund, and the Small Cap Growth Fund II intend to elect and qualify during the current fiscal year to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code ("Code"). The California Growth Fund and the Small Cap Growth Fund I have elected to be treated as regulated investment companies under Subchapter M of the Code, have qualified as such for their most recent fiscal years, and intend to continue to qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 34% of the dividends paid by the Aggressive Growth Fund, 100% of the dividends paid by the California Growth Fund, 100% of the dividends paid by the Large Cap Growth Fund, and 100% of the dividends paid by the Small Cap Growth Fund I for the most recent fiscal year qualified for the dividends-received deduction. The Small Cap Growth Fund II anticipates that a portion of the dividends it pays will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital or as interest or dividend income, accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by a Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund, except the California Fund, is a diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The California Fund is a nondiversified series of Franklin Strategic Series. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o   Franklin Aggressive Growth Fund - Class A
o   Franklin Aggressive Growth Fund - Class B
o   Franklin Aggressive Growth Fund - Class C
o   Franklin Aggressive Growth Fund - Advisor Class

o   Franklin Large Cap Growth Fund - Class A
o   Franklin Large Cap Growth Fund - Class B
o   Franklin Large Cap Growth Fund - Class C
o   Franklin Large Cap Growth Fund - Advisor Class

o   Franklin Small Cap Growth Fund II - Class A
o   Franklin Small Cap Growth Fund II - Class B
o   Franklin Small Cap Growth Fund II - Class C
o   Franklin Small Cap Growth Fund II - Advisor Class

Before July 12, 1993, the California Fund was named the Franklin California 250 Growth Fund. On that date, the Fund's investment objective and various investment policies were changed. Consistent with these changes, the Fund's name was changed to the Franklin California Growth Fund.

The California Fund currently offers three classes of shares, Class A, Class B and Class C. Before January 1, 1999, Class A shares of the California Fund were designated Class I and Class C shares of the California Fund were designated Class II. The California Fund began offering Class B shares on January 1, 1999. The Fund may offer additional classes of shares in the future. The full title of each class is:

o   Franklin California Growth Fund - Class A
o   Franklin California Growth Fund - Class B
o   Franklin California Growth Fund - Class C

The Small Cap Fund I currently offers three classes of shares, Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The Fund may offer additional classes of shares in the future. The full title of each class is:

o   Franklin Small Cap Growth Fund I - Class A
o   Franklin Small Cap Growth Fund I - Class C
o   Franklin Small Cap Growth Fund I - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 3, 2000, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
AGGRESSIVE GROWTH FUND
F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor        22
San Mateo, CA  94404-2470       Class

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         43

FTB&T TTEE for ValuSelect
Franklin Templeton 401k
Attn: Trading
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class         14
95741-2438

LARGE CAP FUND
Franklin Resources, Inc.
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Floor
Burlingame, CA  94010          Class B         6

Painewebber for the Benefit
of
Painewebber CDN FBO
Barbara C Gillespie DEC D
P.O. Box 3321                  Class B         7
Weehawken, NJ  07087-8154
F T Fund Allocator
Conservative Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class          7

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         26

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         53

SMALL CAP FUND I
Fidelity Investments
Institutional Op Co
Certain Employee Benefit
Plans
100 Magellan Way KWIC          Class A         7
Covington, KY  41015-1987

Prudential Securities Inc.
FBO
Prudential Retirement
Services
Administrator for Plan         Advisor
S300307                         Class          7
Octanner Company
P.O. Box 5310
Scranton, PA  18505-5310

SMALL CAP FUND II
Boston Safe Deposit & Trust
Co. TTEE of the TWA Pilots
DAP 401k Plan
135 Santilli H-Way AIM 026
0320
Everett, MA  02149             Class C        21

Franklin Resources, Inc.
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Floor   Advisor
Burlingame, CA  94010           Class         12

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 3, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in the Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

o If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
---------------------------------------------------------------
Under $30,000                                  3.0
$30,000 but less than $50,000                  2.5
$50,000 but less than $100,000                 2.0
$100,000 but less than $200,000                1.5
$200,000 but less than $400,000                1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES                THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER BUYING THEM       YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                                  4
2 Years                                                 4
3 Years                                                 3
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                          AMOUNT
                                                       RECEIVED IN
                                                        CONNECTION
                                                           WITH
                         TOTAL           AMOUNT        REDEMPTIONS
                      COMMISSIONS     RETAINED BY          AND
                       RECEIVED1     DISTRIBUTORS1     REPURCHASES1
                          ($)             ($)              ($)
----------------------------------------------------------------------
2000
Aggressive Growth      2,365,518         262,551          71,011
Fund
California Fund        6,345,772         792,486         122,929
Large Cap Fund           302,212          26,609           5,889
Small Cap Fund I      17,085,408       1,949,930         319,296
1999
California Fund        3,857,071         433,509         125,886
Small Cap Fund I      15,233,910       1,589,079         828,220
1998
California Fund        7,612,566         762,027          10,657
Small Cap Fund I      30,947,759       2,943,926          64,163

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The California Fund and Small Cap Fund I may pay up to 0.25% per year of Class A's average daily net assets. The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may pay up to 0.35% per year of Class A's average daily net assets.

The Class A plan for Aggressive Growth Fund, California Fund, Large Cap Fund and Small Cap Fund I is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plan for Small Cap Fund II is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2000, the amounts paid by the Funds1 pursuant to the plans were:

                            AGGRESSIVE                LARGE       SMALL
                              GROWTH    CALIFORNIA     CAP        FUND
                               FUND       FUND        FUND      CAP FUND I
                               ($)        ($)         ($)         ($)
-------------------------------------------------------------------------
Advertising                    20,006     450,074    6,308      454,341
Printing and mailing
 prospectuses                  11,963     140,365    3,485       93,148
 other than to current
shareholders
Payments to underwriters       12,425     178,998    1,494      216,605
Payments to broker-dealers    105,858   2,900,975   24,516   16,516,739
Other                          21,103     575,071    3,059      811,785
                              -----------------------------------------
Total                         171,355   4,245,483   38,862   18,092,618
                              =========================================

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during this period.

THE CLASS B AND C PLANS. The Funds pay Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be used for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plans, the amounts paid by the Funds1 pursuant to the plans for the fiscal year ended April 30, 2000, were:

                               AGGRESSIVE               LARGE
                               GROWTH     CALIFORNIA     CAP
                                 FUND       FUND        FUND
                                  ($)       ($)          ($)
----------------------------------------------------------------
Advertising                     1,070       36,973       322

Printing and mailing
prospectuses                      235        2,377       250
  other than to current
shareholders
Payments to underwriters          814       24,973       138

Payments to broker-dealers     88,089    2,151,311    14,490
Other                           1,161       36,534       230

                               -------------------------------
Total                          91,369    2,252,168    15,430
                               ===============================


1. No information is provided for the Small Cap Fund II because the Fund was not in operation during this period.

Under the Class C plans, the amounts paid by the Funds1 pursuant to the plans for the fiscal year ended April 30, 2000, were:


                            AGGRESSIVE               LARGE    SMALL
                              GROWTH   CALIFORNIA     CAP    CAP FUND I
                               FUND       FUND        FUND     FUND
                                ($)        ($)         ($)      ($)
------------------------------------------------------------------------
Advertising                     6,362     104,556     4,468     231,573
Printing and mailing
prospectuses                    1,975      28,878     1,757      49,694
  other than to current
shareholders
Payments to underwriters        4,550      46,306     1,519      89,308

Payments to broker-dealers    208,407   3,105,785   105,534  11,303,573
Other                           6,668     109,716     2,604     213,347
                              -----------------------------------------
Total                         227,962   3,395,241   115,882  11,887,495
                              =========================================

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during this period.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC.

Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Small Cap Fund II is new, it has no performance history.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended April 30, 2000, were:

                                   1         5        SINCE
                   INCEPTION     YEAR      YEARS    INCEPTION
CLASS A               DATE        (%)       (%)        (%)
---------------------------------------------------------------
California Fund     10/30/91     83.73     33.48      26.07
Small Cap Fund I    02/14/92     75.30     28.43      24.18

                                             1        SINCE
                               INCEPTION    YEAR    INCEPTION
CLASS B                          DATE       (%)        (%)
---------------------------------------------------------------
California Fund                01/01/99    89.35    68.94

                                             1        SINCE
                               INCEPTION    YEAR    INCEPTION
CLASS C                          DATE       (%)        (%)
---------------------------------------------------------------
California Fund                09/03/96    90.53      34.60
Small Cap Fund I               10/02/95    81.71      26.23

The following SEC formula was used to calculate these figures:

                         n
                   P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2000, were:

                                   1         5        SINCE
                   INCEPTION     YEAR      YEARS    INCEPTION
CLASS A               DATE        (%)       (%)        (%)
---------------------------------------------------------------
Aggressive          06/23/99      N/A       N/A       143.30
Growth Fund
California Fund     10/30/91     83.73     323.72     616.75
Large Cap Fund      06/07/99      N/A       N/A        40.05
Small Cap Fund I    02/14/92     75.30     249.34     491.73

                                             1        SINCE
                               INCEPTION    YEAR    INCEPTION
CLASS B                          DATE       (%)        (%)
---------------------------------------------------------------
Aggressive                     06/23/99     N/A       153.55
Growth Fund
California Fund                01/01/99    89.35      100.73
Large Cap Fund                 06/07/99     N/A        43.70

                                             1        SINCE
                               INCEPTION    YEAR    INCEPTION
CLASS C                          DATE       (%)        (%)
---------------------------------------------------------------
Aggressive                     06/23/99     N/A       153.37
Growth Fund
California Fund                09/03/96    90.53      196.23
Large Cap Fund                 06/07/99     N/A        45.25
Small Cap Fund I               10/02/95    81.71      190.82

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the index in proportion to its market value. This index, calculated by S&P, is a total return index with dividends reinvested.

ADDITIONAL COMPARISONS - CALIFORNIA FUND

o Valueline Index - an unmanaged index which follows the stock of approximately 1,700 companies.

o Russell 3000(R)-Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

o Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

o Franklin California 250 Growth Index - consists of the 250 largest California based companies on an equal weighted basis to approximately diversify and correlate with the business segment weightings of the actual economy (as provided by the Gross State Product). By doing so, the Index will have an orientation towards small cap growth companies, mainly high tech and services related firms. The Index is equally weighted as opposed to market weighted, meaning each company represents 0.4% of the total index.

o Bloomberg California Index - a price-weighted index designed to measure the performance of California's economy. The index was developed with a base value of 100 as of December 30, 1994.

ADDITIONAL COMPARISONS - LARGE CAP FUND

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Russell 3000(R) Index measures the performance of the 3,000 largest US companies based on total market capitalization.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

o The Wilshire Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.

ADDITIONAL COMPARISONS - SMALL CAP FUND I AND SMALL CAP FUND II

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. This is Russell's Small Cap Index.

o The Russell 2000 Growth Index - consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 2500 Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and forecasted growth values.

o Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small Cap Fund I's financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call
1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN STRATEGIC INCOME FUND

FRANKLIN STRATEGIC SERIES
CLASS A , B & C

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2000

 [Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                                 2
Investment Restrictions                                    17
Officers and Trustees                                      18
Management and Other Services                              20
Portfolio Transactions                                     22
Distributions and Taxes                                    23
Organization, Voting Rights
 and Principal Holders                                     24
Buying and Selling Shares                                  25
Pricing Shares                                             31
The Underwriter                                            32
Performance                                                33
Miscellaneous Information                                  36
Description of Ratings                                     36

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term. These goals are fundamental, which means they may not be changed without shareholder approval.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Pursuant to its investment strategies designed to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

ASSET-BACKED SECURITIES The Fund may invest in various asset-backed securities rated in any category by the rating agencies. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. To the extent the Fund invests in debt securities, these changes in market value will be reflected in its net asset value.

HIGH YIELD DEBT SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may become temporarily depressed due to these factors in the future, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value.

The Fund relies on the manager's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

FOREIGN INVESTMENTS You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

RUSSIA. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES. The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the value of the Fund's shares.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID SECURITIES It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

A restricted security is a security that has been purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 unless the sale is pursuant to an exemption therefrom. Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, between the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INTEREST RATE AND CURRENCY SWAPS An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and that entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

LOAN PARTICIPATIONS AND DEFAULTED DEBT SECURITIES Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. The Fund will acquire loan participations selling at a discount to par value because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes, over the long term, appreciation will occur. An investment in these securities, however, carries substantially the same risks associated with an investment in defaulted debt securities and may result in the loss of the Fund's entire investment. The Fund will buy defaulted debt securities if, in the opinion of Advisers, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), adjustable rate mortgage securities (ARMs), collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, any of which may be privately issued. The Fund may also invest in asset-backed securities.

A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The Fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities. CMOs and stripped mortgage securities are not pass-through securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas interest rates of ARMS move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Some of the CMOs in which the Fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the Fund's inability to dispose of such securities at an advantageous price under certain circumstances.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMs like traditional mortgage securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the Fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower current yields. Because of this feature, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as a fixed-rate instrument. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the Fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three years and five years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS), AND MULTI-CLASS PASS-THROUGHS. The Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. The underlying mortgages are backed by residential and various types of commercial properties. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. The Fund may buy CMOs that are rated in any category by the rating agencies without insurance or guarantee if, in the opinion of the manager, the sponsor is creditworthy. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

To the extent any privately issued CMOs in which the Fund invests are considered by the U.S. Securities and Exchange Commission to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the Investment Company Act of 1940, as amended (the 1940 Act).

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The board believes that accepting the risk of loss relating to privately issued CMOs that the Fund acquires is justified by the higher yield the Fund will earn in light of the historic loss experience on such instruments.

As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies, and quality standards.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES (GNMAS). GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund may buy GNMAs for which principal and interest are guaranteed. The Fund may also buy "variable rate" GNMAs and may buy other types that may be issued with the guarantee of the Government National Mortgage Association (GNMA).

The GNMA guarantee of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. However, these securities do involve certain risks. For example, when mortgages in the pool underlying GNMAs are prepaid, the principal payments are passed through to the certificate holders (such as the Fund). Scheduled and unscheduled prepayments of principal may greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of GNMAs will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for pre-payment may reduce the general upward price increase of GNMAs, which might otherwise occur. As with other debt instruments, the price of GNMAs is likely to decrease in times of rising interest rates. Price changes of GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The Fund could suffer a loss if the contracting party fails to perform the future transaction in that the Fund may not be able to buy back the mortgage-backed securities it initially sold. The Fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. The value of certain types of stripped securities may move in the same direction as interest rates.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a Fund's board. The board may, in the future, adopt procedures that would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by SEC rules, assets in a segregated account to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS (OTC OPTIONS). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

WRITING PUT OPTIONS. Although the Fund has no current intention of writing covered put options, the Fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The Fund would generally write covered put options in circumstances where the manager wishes to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer in this type of transaction, it will maintain, in a segregated account, cash or high-grade marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals and policies, and not for the purpose of investment leverage. In when issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

3. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes;

5. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets; except that the Fund may enter into financial futures and options on financial futures as discussed;

6. Buy or sell real estate (other than interests in real estate investment trusts., commodities or commodity contracts; except that the Fund may invest in financial futures and related options on futures with respect to securities, securities indices and currencies;

7. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates;

8. Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund; and

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Fund, one or more of the officers or trustees of the Fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund, or except as permitted under investment restriction Number 7 regarding the purchase of shares of money market funds managed by the manager or its affiliates.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                     NUMBER OF BOARDS
                      TOTAL FEES      TOTAL FEES        IN FRANKLIN
                       RECEIVED      RECEIVED FROM       TEMPLETON
                       FROM THE        FRANKLIN       INVESTMENTS ON
       NAME           FUND/1/($)      TEMPLETON        WHICH EACH
                                   INVESTMENTS/2/($)      SERVES/3/
-----------------------------------------------------------------------
Frank H. Abbott III     17,603          156,060             28
Harris J. Ashton        17,770          363,165             47
S. Joseph Fortunato     16,625          363,238             49
Edith E. Holiday        22,050          237,265             25
Frank W.T. LaHaye       16,553          156,060             28
Gordon S. Macklin       17,770          363,165             47

1. For the fiscal year ended April 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

The Fund's sub-advisor is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor also provides a continuous investment program for the Fund, including allocation of the Fund's assets among the various securities markets of the world and investment research and advice with respect to securities and investments and cash equivalents in the fund. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES  The Fund pays the manager a fee equal to an annual rate of:

o  0.625 of 1% of the value of net assets up to and including $100 million;
o 0.50 of 1% of the value of net assets over $100 million and not over $250 million; and
o  0.45 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

              MANAGEMENT FEES PAID/1/ ($)
-------------------------------------------
2000                   896,378
1999                   328,135
1998                         0

1. For the fiscal years ended April 30, 2000, 1999 and 1998, management fees, before any advance waiver, totaled 1,702,728, $1,308,242, and $527,061, respectively. Under an agreement by the manager to waive or limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

The manager pays the sub-advisor a fee equal to an annual rate of:

o 0.3125 of 1% of the value of its average daily net assets up to and including $100 million;

o 0.25 of 1% of the value of its average daily net assets over $100 million and not over $250 million; and

o 0.225 of 1% of the value of its average daily net assets in excess of $250 million.

The manager pays this fee from the management fees it receives from the fund. The sub-advisor will pay all expenses incurred in connection with its activities under the subadvisory agreement with the manager other than the cost of securities (including brokerage commissions, if any) purchases for the Fund. For the last three fiscal years ended April 30, the manager did not pay any sub-advisory fees.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2000                  466,133
 1999                  350,136
 1998                  129,758

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2000                   14,490
 1999                   10,085
 1998                   3,070

For the fiscal year ended April 30, 2000, the Fund paid brokerage commissions of $93,117 from aggregate portfolio transactions of $48,166,597 to brokers who provided research services.

As of April 30, 2000, the Fund owned securities issued by J.P. Morgan Securities, Inc. and Merrill Lynch Pierce Fenner & Smith, Inc. valued in the aggregate at $2,222,000 and $484,000 respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 4.03% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital or as interest or dividend income, accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognized loss and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a non-diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o   Franklin Strategic Income Fund -  Class A
o   Franklin Strategic Income Fund -  Class B
o   Franklin Strategic Income Fund -  Class C
o   Franklin Strategic Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 2, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE (%)
-------------------------------------------------------
Charles Schwab & Co Inc           A          5.88
FBO SPS Advantage
101 Montgomery St
San Francisco, CA 94104-4122
Franklin Templeton             Advisor       18.38
Conservative Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Moderate    Advisor       41.87
Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Growth      Advisor       26.79
Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Bank &      Advisor      10.52
Trust, F.S.B.
FBO Thomas Cotter
PO Box 5086
San Mateo, CA 94402-0086

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period , except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                AMOUNT RECEIVED IN
              TOTAL                              CONNECTION WITH
           COMMISSIONS      AMOUNT RETAINED BY     REDEMPTIONS AND
           RECEIVED           DISTRIBUTORS           REPURCHASES
              ($)                 ($)                   ($)
 --------------------------------------------------------------------
 2000       1,025,834           55,164                65,961
 1999       2,507,064           147,305               16,052
 1998       2,420,305           163,904                    0

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2000, the amounts paid by the Fund pursuant to the plan were:

                                    ($)
----------------------------------------------
Advertising                       20,954
Printing and mailing              11,373
prospectuses
  other than to current
shareholders
Payments to underwriters          4,105
Payments to broker-dealers        609,706
Other                             18,635
                                  ------------
Total                             664,773
                                  ============


THE CLASS B AND C PLANS. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2000, were

                                      ($)
----------------------------------------------
Advertising                       1,655
Printing and mailing              439
prospectuses
  other than to current
shareholders
Payments to underwriters          901
Payments to broker-dealers        59,448
Other                             1,533
                                  ------------
Total                             63,976
                                  ============


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2000, were:

                                      ($)
----------------------------------------------
Advertising                       14,622
Printing and mailing              5,702
prospectuses
  other than to current
shareholders
Payments to underwriters          4,391
Payments to broker-dealers        222,247
Other                             9,431
                                  ------------
Total                             256,393
                                  ============


THE CLASS A , B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended April 30, 2000, were:
                                                      SINCE
                                                    INCEPTION
                                                    (5/24/94)
              1 YEAR (%)    5 YEARS (%)                (%)
------------------------------------------------------------------
Class A        -5.97         7.62                   7.93

                                                      SINCE
                                                    INCEPTION
                                                    (1/1/99)
                             1 YEAR (%)                (%)
------------------------------------------------------------------
Class B                     -5.81                  -1.90

                                                     SINCE
                                                    INCEPTION
                                                    (5/1/98)
                             1 YEAR (%)                (%)
------------------------------------------------------------------
Class C                     -4.08                   0.16

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2000, were:

                                                      SINCE
                                                    INCEPTION
                                                    (5/24/94)
               1 YEAR (%)    5 YEARS (%)                (%)
------------------------------------------------------------------
Class A        -5.97         44.34                  57.28

                                                     SINCE
                                                   INCEPTION
                                                    (1/1/99)
                             1 YEAR (%)                (%)
------------------------------------------------------------------
Class B                      -5.81                  -2.52

                                                     SINCE
                                                   INCEPTION
                                                    (5/1/98)
                             1 YEAR (%)               (%)
------------------------------------------------------------------
Class C                      -4.08                   0.32

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended, April 30, 2000, were:

CLASS A (%)                 CLASS B (%)            CLASS C (%)
-----------------------------------------------------------------
  8.49                        8.46                     8.37

The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a =  dividends and interest earned during the period
b =  expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the   period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended April 30, 2000, were:

CLASS A (%)            CLASS B (%)           CLASS C (%)
----------------------------------------------------------
7.47                     7.34                  7.32

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN LARGE CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND I
FRANKLIN SMALL CAP GROWTH FUND II

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goals, Strategies and Risks                        2
Officers and Trustees                             15
Management and Other Services                     18
Portfolio Transactions                            19
Distributions and Taxes                           20
Organization, Voting Rights
 and Principal Holders                            22
Buying and Selling Shares                         23
Pricing Shares                                    26
The Underwriter                                   26
Performance                                       27
Miscellaneous Information                         29
Description of Ratings                            29

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE GROWTH FUND
(AGGRESSIVE GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

FRANKLIN LARGE CAP GROWTH FUND (LARGE CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may also seek current income incidental to long-term capital appreciation.

2.    The Fund may invest up to 25% of its total assets in foreign securities.

FRANKLIN SMALL CAP GROWTH FUND I (SMALL CAP FUND I)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock,
    ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets, the Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3. The Fund may invest up to 10% of its total assets in REITs. The Fund will not invest in securities issued without stock certificates or comparable stock documents. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

4. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets, the Fund currently intends to limit its investment in foreign securities to 10% of its total assets and 5% in emerging markets.

2. The Fund may invest up to 10% of its total assets in REITs. The Fund will not invest in securities issued without stock certificates or comparable stock documents. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

3. The Fund may invest in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's
(FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The Small Cap Fund I and Small Cap Fund II may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operating company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but sub-ordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth and Large Cap Funds will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund
(a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Small Cap Fund I and Small Cap
Fund II may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Small Cap Fund I and Small Cap Fund II may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds may buy and sell futures contracts for securities, and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater or lesser voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

DEPOSITORY RECEIPTS. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs.
In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investment are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth and Large Cap Funds, 33 1/3%; and Small Cap Fund I and Small Cap Fund II, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in
the event of default or insolvency of the borrower.   A Fund will loan its
securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund I and Small Cap Fund II may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund I and Small Cap Fund II do not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID-CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund I and Small Cap Fund II define small cap companies as those companies with market cap values not exceeding: (i)$1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Mid-cap companies generally have market capitalization of $1 to $8 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid-cap companies may offer greater potential for capital appreciation than larger companies, because mid-cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

TEMPORARY INVESTMENTS When the manager believes a market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the countries where a Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the Small Cap Fund I's and Small Cap Fund II's net assets.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 27 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                      TOTAL FEES     NUMBER OF BOARDS
                      TOTAL FEES    RECEIVED FROM      IN FRANKLIN
                       RECEIVED      FRANKLIN          TEMPLETON
       NAME           FROM THE       TEMPLETON        INVESTMENTS ON
                       TRUST/1/    INVESTMENTS/2/      WHICH EACH
                         ($)            ($)             SERVES/3/
-----------------------------------------------------------------------
Frank H. Abbott         17,603          156,060             28
Harris J. Ashton        17,770          363,165             47
S. Joseph Fortunato     16,625          363,238             49
Edith E. Holiday        22,050          237,265             27
Frank W.T. LaHaye       16,553          156,060             28
Gordon S. Macklin       17,770          363,165             47

1. For the fiscal year ended April 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay the manager a fee computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

The Small Cap Fund I pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;

o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;

o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;

o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;

o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and

o  0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                               MANAGEMENT FEES PAID/1/ ($)
                            2000           1999            1998
----------------------------------------------------------------------
Aggressive Growth          510,967          N/A             N/A
Fund/2/
Large Cap Fund/3/          173,892          N/A             N/A
Small Cap Fund I        39,226,727      20,630,510      13,566,077

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.
2. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, totaled $548,160. Under an agreement by the manager to reduce its fees to reflect reduced services resulting form the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal year ended April 30, 2000, management fees, before any advance waiver, totaled $184,206. Under an agreement by the manager to reduce its fees to reflect reduced services resulting form the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Small Cap Fund I. FT Services has an agreement with the Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                                ADMINISTRATION FEES PAID/1/ ($)
                               2000            1999           1998
----------------------------------------------------------------------
Aggressive Growth Fund/2/      171,413         N/A            N/A
Large Cap Fund/3/               13,057         N/A            N/A

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.
2. For the fiscal year ended April 30, 2000, administration fees, before any advance waiver, totaled $219,264.
3. For the fiscal year ended April 30, 2000, administration fees, before any advance waiver, totaled $73,682.

For the Small Cap Fund I, the manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the Fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and

o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                             2000            1999           1998
----------------------------------------------------------------------
Small Cap Fund I           7,115,279      3,971,753      2,794,347

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS PAID/1/ ($)
                             2000           1999            1998
----------------------------------------------------------------------
Aggressive Growth Fund      117,537            N/A              N/A
Large Cap Fund               68,920            N/A              N/A
Small Cap Fund I          3,322,432       2,187,594      14,648,944

1. No information is provided for the Small Cap Fund II because the Fund was not in operation during these periods.

For the fiscal year ended April 30, 2000, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                               AGGREGATE
                   BROKERAGE                   PORTFOLIO
                  COMMISSIONS/1/            TRANSACTIONS/1/
                       ($)                        ($)
----------------------------------------------------------------------
Aggressive Growth Fund  58,503                  47,231,272
Large Cap Fund          23,119                  27,690,771
Small Cap Fund I        17,334                   8,143,870


1. No information is provided for the Small Cap Fund II because the Fund was not in operation during this period.

As of April 30, 2000, the Large Cap Fund owned securities issued by Salomon Smith Barney valued in the aggregate at $2,104,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN The Funds may derive capital gain and loss in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from a Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by a Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Aggressive Growth Fund, the Large Cap Growth Fund, and the Small Cap Growth Fund II intend to elect and qualify during the current fiscal year to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code ("Code"). The Small Cap Growth Fund I has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 34% of the dividends paid by the Aggressive Growth Fund, 100% of the dividends paid by the Large Cap Growth Fund, and 100% of the dividends paid by the Small Cap Growth Fund I for the most recent fiscal year qualified for the dividends-received deduction. The Small Cap Growth Fund II anticipates that a portion of the dividends it pays will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital or as interest or dividend income, accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by a Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Strategic Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o  Franklin Aggressive Growth Fund - Class A
o  Franklin Aggressive Growth Fund - Class B
o  Franklin Aggressive Growth Fund - Class C
o  Franklin Aggressive Growth Fund - Advisor Class

o  Franklin Large Cap Growth Fund - Class A
o  Franklin Large Cap Growth Fund - Class B
o  Franklin Large Cap Growth Fund - Class C
o  Franklin Large Cap Growth Fund - Advisor Class

o  Franklin Small Cap Growth Fund II - Class A
o  Franklin Small Cap Growth Fund II - Class B
o  Franklin Small Cap Growth Fund II - Class C
o  Franklin Small Cap Growth Fund II - Advisor Class

The Small Cap Fund I currently offers three classes of shares, Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The Fund may offer additional classes of shares in the future. The full title of each class is:

o   Franklin Small Cap Growth Fund I - Class A
o   Franklin Small Cap Growth Fund I - Class C
o   Franklin Small Cap Growth Fund I - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 3, 2000, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
AGGRESSIVE GROWTH FUND
F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor        22
San Mateo, CA  94404-2470       Class

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         43

FTB&T TTEE for ValuSelect
Franklin Templeton 401k
Attn: Trading
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class         14
95741-2438

LARGE CAP FUND
Franklin Resources, Inc.
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Floor
Burlingame, CA  94010          Class B         6

Painewebber for the Benefit
of
Painewebber CDN FBO
Barbara C Gillespie DEC D
P.O. Box 3321                  Class B         7
Weehawken, NJ  07087-8154
F T Fund Allocator
Conservative Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class          7

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         26

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
Kimberley Monasterio
1810 Gateway 3rd Floor         Advisor
San Mateo, CA  94404-2470       Class         53

SMALL CAP FUND I
Fidelity Investments
Institutional Op Co
Certain Employee Benefit
Plans
100 Magellan Way KWIC          Class A         7
Covington, KY  41015-1987

Prudential Securities Inc.
FBO
Prudential Retirement
Services
Administrator for Plan         Advisor
S300307                         Class          7
Octanner Company
P.O. Box 5310
Scranton, PA  18505-5310

SMALL CAP FUND II
Boston Safe Deposit & Trust
Co. TTEE of the TWA Pilots
DAP 401k Plan
135 Santilli H-Way AIM 026
0320
Everett, MA  02149             Class C        21

Franklin Resources, Inc.
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Floor   Advisor
Burlingame, CA  94010           Class         12

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 3, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio.
The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from each Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, the Small Cap Fund I's Advisor Class shares standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Small Cap Fund II is new, it has no performance history.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The Fund's average annual total returns for the indicated periods ended April 30, 2000, were:

                                                                  SINCE
                                                                INCEPTION
                                   INCEPTION  1 YEAR   5 YEARS  (2/14/92)
                                     DATE      (%)       (%)       (%)
-----------------------------------------------------------------------------
Small Cap Fund I - Advisor Class   02/14/92   86.43     30.52     25.41

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The Funds' cumulative total returns for the indicated periods ended April 30, 2000, were:

                                                                    SINCE
                               INCEPTION        1 YEAR   5 YEARS  INCEPTION
                                   DATE           (%)      (%)       (%)
------------------------------------------------------------------------------
Aggressive Growth Fund -       06/23/99           N/A      N/A     159.18
Advisor Class
Large Cap Fund - Advisor Class 06/07/99           N/A      N/A      49.01
Small Cap Fund I - Advisor     02/14/92          86.43    278.80   541.58
Class

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally the leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the index in proportion to its market value. This index, calculated by S&P, is a total return index with dividends reinvested.

o Savings and Loan Historical Rates - as published in the U.S. Savings & Loan League Fact Book.

ADDITIONAL COMPARISONS - LARGE CAP FUND

o Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

o The Wilshire Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.

ADDITIONAL COMPARISONS - SMALL CAP FUND I AND SMALL CAP FUND II

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. This is Russell's Small Cap Index.

o The Russell 2000 Growth Index - consists of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 2500 Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and forecasted growth values.

o Russell 3000 Index - measures the performance of the 3,000 largest U.S companies based on total market capitalization.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small Cap Fund I's financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






FRANKLIN STRATEGIC INCOME FUND

FRANKLIN STRATEGIC SERIES - ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2000

 [Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                              2
Investment Restrictions                                 17
Officers and Trustees                                   18
Management and Other Services                           20
Portfolio Transactions                                  22
Distributions and Taxes                                 23
Organization, Voting Rights
 and Principal Holders                                  24
Buying and Selling Shares                               25
Pricing Shares                                          28
The Underwriter                                         28
Performance                                             28
Miscellaneous Information                               31
Description of Ratings                                  31

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation over the long term. These goals are fundamental, which means they may not be changed without shareholder approval.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Pursuant to its investment strategies designed to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

ASSET-BACKED SECURITIES The Fund may invest in various asset-backed securities rated in any category by the rating agencies. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. To the extent the Fund invests in debt securities, these changes in market value will be reflected in its net asset value.

HIGH YIELD DEBT SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may become temporarily depressed due to these factors in the future, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value.

The Fund relies on the manager's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

FOREIGN INVESTMENTS You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

RUSSIA. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES. The Fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the value of the Fund's shares.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID SECURITIES It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

A restricted security is a security that has been purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 unless the sale is pursuant to an exemption therefrom. Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, between the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INTEREST RATE AND CURRENCY SWAPS An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and that entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

LOAN PARTICIPATIONS AND DEFAULTED DEBT SECURITIES Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. The Fund will acquire loan participations selling at a discount to par value because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes, over the long term, appreciation will occur. An investment in these securities, however, carries substantially the same risks associated with an investment in defaulted debt securities and may result in the loss of the Fund's entire investment. The Fund will buy defaulted debt securities if, in the opinion of Advisers, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE SECURITIES The Fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), adjustable rate mortgage securities (ARMs), collateralized mortgage obligations (CMOs), and stripped mortgage-backed securities, any of which may be privately issued. The Fund may also invest in asset-backed securities.

A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The Fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities. CMOs and stripped mortgage securities are not pass-through securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas interest rates of ARMS move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Some of the CMOs in which the Fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the Fund's inability to dispose of such securities at an advantageous price under certain circumstances.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMs like traditional mortgage securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the Fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower current yields. Because of this feature, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as a fixed-rate instrument. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the Fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three years and five years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS), AND MULTI-CLASS PASS-THROUGHS. The Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. The underlying mortgages are backed by residential and various types of commercial properties. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. The Fund may buy CMOs that are rated in any category by the rating agencies without insurance or guarantee if, in the opinion of the manager, the sponsor is creditworthy. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

To the extent any privately issued CMOs in which the Fund invests are considered by the U.S. Securities and Exchange Commission to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the Investment Company Act of 1940, as amended (the 1940 Act).

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The board believes that accepting the risk of loss relating to privately issued CMOs that the Fund acquires is justified by the higher yield the Fund will earn in light of the historic loss experience on such instruments.

As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies, and quality standards.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES (GNMAS). GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund may buy GNMAs for which principal and interest are guaranteed. The Fund may also buy "variable rate" GNMAs and may buy other types that may be issued with the guarantee of the Government National Mortgage Association (GNMA).

The GNMA guarantee of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. However, these securities do involve certain risks. For example, when mortgages in the pool underlying GNMAs are prepaid, the principal payments are passed through to the certificate holders (such as the Fund). Scheduled and unscheduled prepayments of principal may greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of GNMAs will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for pre-payment may reduce the general upward price increase of GNMAs, which might otherwise occur. As with other debt instruments, the price of GNMAs is likely to decrease in times of rising interest rates. Price changes of GNMAs held by the Fund have a direct impact on the net asset value per share of the Fund.

MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The Fund could suffer a loss if the contracting party fails to perform the future transaction in that the Fund may not be able to buy back the mortgage-backed securities it initially sold. The Fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. The value of certain types of stripped securities may move in the same direction as interest rates.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a Fund's board. The board may, in the future, adopt procedures that would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by SEC rules, assets in a segregated account to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS (OTC OPTIONS). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

WRITING CALL OPTIONS. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

WRITING PUT OPTIONS. Although the Fund has no current intention of writing covered put options, the Fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The Fund would generally write covered put options in circumstances where the manager wishes to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer in this type of transaction, it will maintain, in a segregated account, cash or high-grade marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals and policies, and not for the purpose of investment leverage. In when issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund;

3. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes;

5. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets; except that the Fund may enter into financial futures and options on financial futures as discussed;

6. Buy or sell real estate (other than interests in real estate investment trusts., commodities or commodity contracts; except that the Fund may invest in financial futures and related options on futures with respect to securities, securities indices and currencies;

7. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates;

8. Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund; and

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Fund, one or more of the officers or trustees of the Fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund, or except as permitted under investment restriction Number 7 regarding the purchase of shares of money market funds managed by the manager or its affiliates.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 25 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                     NUMBER OF BOARDS
                      TOTAL FEES      TOTAL FEES        IN FRANKLIN
                       RECEIVED      RECEIVED FROM       TEMPLETON
                       FROM THE        FRANKLIN       INVESTMENTS ON
       NAME           FUND1 ($)        TEMPLETON        WHICH EACH
                                   INVESTMENTS 2 ($)      Serves3
-----------------------------------------------------------------------
Frank H. Abbott III     17,603          156,060             28
Harris J. Ashton        17,770          363,165             47
S. Joseph Fortunato     16,625          363,238             49
Edith E. Holiday        22,050          237,265             25
Frank W.T. LaHaye       16,553          156,060             28
Gordon S. Macklin       17,770          363,165             47

1. For the fiscal year ended April 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

The Fund's sub-advisor is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor also provides a continuous investment program for the Fund, including allocation of the Fund's assets among the various securities markets of the world and investment research and advice with respect to securities and investments and cash equivalents in the Fund. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES  The Fund pays the manager a fee equal to an annual rate of:

o  0.625 of 1% of the value of net assets up to and including $100 million;
   0.50 of 1% of the value of net assets over $100 million and not over $250 million; and
o  0.45 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2000                   896,378
1999                   328,135
1998                         0

1. For the fiscal years ended April 30, 2000, 1999 and 1998, management fees, before any advance waiver, totaled 1,702,728, $1,308,242, and $527,061, respectively. Under an agreement by the manager to waive or limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

The manager pays the sub-advisor a fee equal to an annual rate of:

o 0.3125 of 1% of the value of its average daily net assets up to and including $100 million;

o 0.25 of 1% of the value of its average daily net assets over $100 million and not over $250 million; and

o 0.225 of 1% of the value of its average daily net assets in excess of $250 million.

The manager pays this fee from the management fees it receives from the Fund. The sub-advisor will pay all expenses incurred in connection with its activities under the subadvisory agreement with the manager other than the cost of securities (including brokerage commissions, if any) purchases for the fund. For the last three fiscal years ended April 30, the manager did not pay any sub-advisory fees.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2000                  466,133
 1999                  350,136
 1998                  129,758

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2000                   14,490
 1999                   10,085
 1998                   3,070

For the fiscal year ended April 30, 2000, the Fund paid brokerage commissions of $93,117.04 from aggregate portfolio transactions of $48,166,597.21 to brokers who provided research services.

As of April 30, 2000, the Fund owned securities issued by J.P. Morgan Securities, Inc. and Merrill Lynch Pierce Fenner & Smith, Inc. valued in the aggregate at $2,222,000 and $484,000 respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 4.03% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital or as interest or dividend income, accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognized loss and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a non-diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Strategic Income Fund -  Class A
o  Franklin Strategic Income Fund -  Class B
o  Franklin Strategic Income Fund -  Class C
o  Franklin Strategic Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 2, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
Charles Schwab & Co Inc           A          5.88
FBO SPS Advantage
101 Montgomery St
San Francisco, CA 94104-4122
Franklin Templeton             Advisor       18.38
Conservative Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Moderate    Advisor       41.87
Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Growth      Advisor       26.79
Target Fund
1810 Gateway 3rd floor
San Mateo, CA 94404-2470
Franklin Templeton Bank &      Advisor       10.52
Trust, F.S.B.
FBO Thomas Cotter
PO Box 5086
San Mateo, CA 94402-0086

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before August 12, 1999, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after August 12, 1999, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended April 30, 2000, were:

                                           SINCE
                    1 YEAR    5 YEARS (%)  INCEPTION
                    (%)                    (5/24/94) (%)
---------------------------------------------------------
Advisor Class       -1.64     8.59         8.75

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =    a hypothetical initial payment of $1,000
T    =    average annual total return
n    =    number of years
ERV  =    ending redeemable value of a hypothetical $1,000
          payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2000, were:

                                           SINCE
                                         INCEPTION
                    1 YEAR    5 YEARS    (5/24/94)
                      ($)       ($)         (%)
---------------------------------------------------------
Advisor Class       -1.64     50.97        64.47

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended April 30, 2000, was:

                   YIELD (%)
--------------------------------
Advisor Class       9.13

The following SEC formula was used to calculate this figure:

                    6
Yield = 2 [(a-b + 1)  - 1]
           ---
           cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended April 30, 2000, was:

                       DISTRIBUTION RATE
                              (%)
-------------------------------------------
Advisor Class                8.07

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





FRANKLIN
BLUE CHIP FUND

CLASS A, B & C

FRANKLIN STRATEGIC SERIES

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2000

[Insert Franklin Templeton Ben Head]
FRANKLIN TEMPLETON INVESTMENT
P.O. Box 997151, Sacramento, CA 95899-9983
1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated September 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended April 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks ........................    2
Officers and Trustees ..............................   11
Management and Other Services ......................   13
Portfolio Transactions .............................   14
Distributions and Taxes ............................   16
Organization, Voting Rights and
 Principal Holders .................................   17
Buying and Selling Shares ..........................   18
Pricing Shares .....................................   24
The Underwriter ....................................   25
Performance ........................................   26
Miscellaneous Information ..........................   28
Description of Ratings .............................   28


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
o  are not insured by the Federal Deposit Insurance Corporation, the
   Federal Reserve Board, or any other agency of the U.S. government;
o  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
o  are subject to investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------

483 SAI 09/00

GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund may also seek current income incidental to long-term capital appreciation, although this is not a fundamental policy of the Fund.

The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 15% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The Fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. This does not preclude the Fund from obtaining short-term credit necessary for the clearance of purchases and sales of its portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the Fund's investment objective, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Buy or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options thereon, and forward contracts.

6. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not:

1. Invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

2. Buy securities on margin or sell securities short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. Buy or retain securities of any company in which officers, trustees or directors of the Fund or the manager individually own more than one-half of 1% of the securities of such company, and in the aggregate own more than 5% of the securities of such company.

4. Buy securities of open-end or closed-end investment companies, except that the Fund may: (i) acquire securities of an open-end or closed-end investment company in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment objective and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

5. Invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

6. Hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest all or substantially all of its assets in another registered investment company having the same investment objective and policies as the Fund.

7. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the NYSE or the American Stock Exchange.

As a diversified fund, with respect to 75% of its total assets, the Fund may not invest more than 5% in any one issuer nor may it own more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to cash, cash items (including receivables), government securities, and securities of other investment companies. All or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Under normal market conditions, the Fund will invest at least 80%, and intends to try to invest up to 100%, of its total assets in equity securities of blue chip companies. The Fund may invest up to 10% of total assets in the equity securities of blue chip companies not publicly traded in the U.S. This may include companies in either developed or emerging markets. Certain companies in emerging markets meet all the criteria of a blue chip company.

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

CONVERTIBLE SECURITIES Although the Fund may invest in convertible securities without limit, it currently intends to limit these investments to no more than 5% of net assets.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operating company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The offering proceeds pass through to the company, which issues the special purpose vehicle a convertible subordinated debenture with identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

DERIVATIVE SECURITIES

The Fund may invest in various types of derivative securities and engage in hedging transactions. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign currencies or between different foreign currencies, and broad or specific market movements.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

The Fund may buy and sell options on securities and securities indices. The Fund may only buy options if the premiums paid for such options total 5% or less of net assets.

The Fund may buy and sell futures contracts for securities and currencies. The Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Fund will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

Options. The Fund may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Fund will be covered.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Fund may buy and sell futures contracts for securities and currencies. The Fund may also enter into closing purchase and sale transactions with respect to these futures contracts. The Fund will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, the Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FUTURES CONTRACTS - general. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals and legally permissible for the Fund.

DERIVATIVE SECURITIES RISKS. The Fund's transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on the Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If the Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

Similarly, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS The Fund may buy foreign securities traded in the U.S. or directly in foreign markets. The Fund may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, ADRs); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, GDRs, or European Depositary Receipts, EDRs).

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

FORWARD CURRENCY EXCHANGE TRANSACTIONS In connection with the Fund's investment in foreign securities, it may hold currencies other than the U.S. dollar and enter into forward currency exchange transactions to facilitate settlements and to protect against changes in exchange rates. In a forward currency transaction, the Fund agrees to buy or sell a foreign currency at a set exchange rate. Payment and delivery of the currency occurs on a future date. There is no assurance that these strategies will be successful. The Fund's investment in foreign currencies and forward currency exchange transactions will not exceed 10% of its net assets. The Fund may also enter into futures contracts for currencies as discussed above.

The Fund may enter into forward currency exchange transactions in order (i) to "lock-in" the U.S. dollar price of a security in its portfolio denominated in a foreign currency; (ii) to sell an amount of a foreign currency approximating the value of some or all of its portfolio securities denominated in that foreign currency when the manager believes the foreign currency may decline substantially against the U.S. dollar; or (iii) to buy a foreign currency for a fixed dollar amount when the manager believes the U.S. dollar may substantially decline against that foreign currency.

The value of securities denominated in a foreign currency may change during the time between when a forward transaction is entered into and the time it settles. It is therefore generally not possible to match precisely the forward transaction amount and the value of the securities in the Fund's portfolio denominated in the currency involved. Using a forward currency transaction to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future time. The precise projection of short-term currency market movements is not possible and short-term hedging provides a way to fix the dollar value of only a portion of the Fund's foreign securities.

To limit the potential risks of buying currency under forward currency transactions, the Fund will keep cash, cash equivalents, or readily marketable high-grade debt securities equal to the amount of the purchase in a segregated account with its custodian bank to be used to pay for the commitment. The Fund will cover any commitments under these transactions to sell currency by owning the underlying currency or an absolute right to acquire the underlying currency. The segregated account will be marked-to-market daily.

While the Fund may enter into forward currency transactions to reduce currency exchange rate risks, these transactions involve certain other risks. Forward currency exchange transactions may limit the potential gain to the Fund from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into these transactions. Furthermore, there may be imperfect correlation between the Fund's portfolio securities denominated in a particular currency and forward currency transactions entered into by the Fund. This may cause the Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to the risk of foreign exchange loss.

ILLIQUID SECURITIES The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any securities that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.

The Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or in a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued through an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities is restricted securities that may be freely transferred among qualified institutional buyers under to Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with its investment goals and certain limitations under the Investment Company Act of 1940, as amended (1940 Act), the Fund may invest its assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, the Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Fund does not believe that these limitations will impede the attainment of its investment goals.

STANDBY COMMITMENT AGREEMENTS The Fund may buy equity securities under a standby commitment agreement. If the Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

The Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that Advisers believes is advantageous to the Fund. The Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If the Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

There can be no assurance that the securities underlying a standby commitment agreement will be issued. If issued, the value of the security may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund may bear the risk of a decline in value of the security and may not benefit if the security appreciates in value during the commitment period.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent permitted by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the Fund also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The Fund may buy equity securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements whereby the Fund buys securities with payment and delivery scheduled for a future time, generally within 15 to 60 days.

If the Fund buys securities on a when-issued basis, it will do so for the purpose of acquiring securities consistent with its investment objective and polices and not for investment leverage. The Fund may sell securities purchased on a when-issued basis before the settlement date, however, if the manager believes it is advisable to do so.

When the Fund is the buyer in one of these transactions, it relies on the seller to complete the transaction. If the seller fails to do so, the Fund may miss an advantageous price or yield for the underlying security. When the Fund is the buyer, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank until payment is made. The amount held in the account will equal the amount the Fund must pay for the securities at delivery.

The securities underlying these transactions are subject to market fluctuation prior to delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price paid for the security or the yield available when the transaction was entered into.

OFFICERS AND TRUSTEES

Franklin Strategic Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 27 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/ Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Execu- tive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Serv-ices, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/ or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward B. Jamieson (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Direc-tor, Franklin Resources, Inc.; Senior Vice President,
Franklin Templeton Distributors, Inc.; President and Direc-tor, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                      NUMBER OF
                                     TOTAL FEES       BOARDS IN
                                    RECEIVED FROM     FRANKLIN
                     TOTAL FEES       FRANKLIN        TEMPLETON
                    RECEIVED FROM     TEMPLETON      INVESTMENTS
                     THE TRUST 1    INVESTMENTS 2     ON WHICH
NAME                     ($)             ($)        EACH SERVES 3
----------------------------------------------------------------

Frank H. Abbott, III   17,603          156,060           28
Harris J. Ashton       17,770          363,165           47
S. Joseph Fortunato    16,625          363,238           49
Edith E. Holiday       22,050          237,265           27
Frank W.T. LaHaye      16,553          156,060           28
Gordon S. Macklin      17,770          363,165           47

1. For the fiscal year ended April 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the value of average daily net assets up to and including $500 million;
o 0.625% of the value of average daily net assets over $500 million up to and including $1 billion; and
o  0.50% of the value of average daily net assets in excess of $1 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Fund paid the following management fees:

                            MANAGEMENT FEES
                                PAID ($) 1

2000                             498,342
1999                             134,052
1998                              17,998

1. For the fiscal years ended April 30, 2000, 1999 and 1998, management fees, before any advance waiver, totaled $646,630, $205,441 and $91,184, respectively. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o     0.15% of the Fund's average daily net assets up to $200 million;
o     0.135% of average daily net assets over $200 million up to $700 million;
o     0.10% of average daily net assets over $700 million up to $1.2 billion;
      and
o     0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                             ADMINISTRATION
                              FEES PAID ($)
-------------------------------------------
2000                             129,236
1999                              41,211
1998                              15,838

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/ Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial own- ers of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Trust's registration statement filed with SEC.

PORTFOLIO TRANSACTIONS

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended April 30, the Fund paid the following brokerage commissions:

                               BROKERAGE
                             COMMISSIONS ($)
--------------------------------------------
2000                             144,169
1999                              56,175
1998                              48,160

For the fiscal year ended April 30, 2000, the Fund paid brokerage commissions of $87,903 from aggregate portfolio transactions of $70,079,600 to brokers who provided research services.

As of April 30, 2000, the Fund owned securities issued by Salomon Smith Barney valued in the aggregate at $2,199,000. Except as noted, the Fund did not own securities of its regular broker-dealers.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES

The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period end-ing October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 100% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gain or and loss recognized by the Fund is treated as ordinary or capital or as interest or dividend income, accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

The Fund is a diversified series of Franklin Strategic Series (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Fund currently offers three classes of shares, Class A, Class B, and Class C. The Fund began offering Class B and C shares on February 1, 2000. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Blue Chip Fund - Class A
o     Franklin Blue Chip Fund - Class B
o     Franklin Blue Chip Fund - Class C

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 3, 2000, the principal shareholder of the Fund, beneficial or of record, was:

                                            PERCENTAGE
NAME AND ADDRESS        SHARE CLASS             (%)

Nancy L. Symons
1031 Holben Ave.
Chico, CA 95926           Class B                8

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 3, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the differ- ence. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

Waivers for certain investors. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS         SALES CHARGE (%)
--------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $50,000                 2.5
$50,000 but less than $100,000                2.0
$100,000 but less than $200,000               1.5
$200,000 but less than $400,000               1.0
$400,000 or more                                0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who re-ceives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN   THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                               4
2 Years                                              4
3 Years                                              3
4 Years                                              3
5 Years                                              2
6 Years                                              1
7 Years                                              0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                       AMOUNT
                                                     RECEIVED IN
                                                     CONNECTION
                                                        WITH
                       TOTAL         AMOUNT          REDEMPTIONS
                     COMMISSIONS   RETAINED BY           AND
                      RECEIVED    DISTRIBUTORS       REPURCHASES
                         ($)           ($)               ($)
----------------------------------------------------------------
2000                   737,867       107,219             341
1999                   360,101        49,226               8
1998                   226,140        25,642               0

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.35% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2000, the amounts paid by the Fund pursuant to the plan were:

                                                      ($)
Advertising                                        24,658
Printing and mailing prospectuses
 other than to current shareholders                23,816
Payments to underwriters                           13,766
Payments to broker-dealers                        184,018
Other                                              26,817
                                                  -------
Total                                             273,075
                                                  -------

THE CLASS B AND C PLANS. The Fund pays Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2000, were:

                                                      ($)
---------------------------------------------------------
Advertising                                             7
Printing and mailing prospectuses
 other than to current shareholders                     2
Payments to underwriters                                5
Payments to broker-dealers                          2,264
Other                                                  18
                                                    -----
Total                                               2,296
                                                    -----

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended April 30, 2000, were:

                                                      ($)
---------------------------------------------------------
Advertising                                            53
Printing and mailing prospectuses
 other than to current shareholders                    12
Payments to underwriters                               17
Payments to broker-dealers                          4,582
Other                                                  60
                                                    -----
Total                                               4,724
                                                    -----

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended April 30, 2000, were:

                                                      SINCE
                                                     INCEPTION
                               1 YEAR (%)          (6/3/96) (%)
---------------------------------------------------------------
Class A                           20.59                15.87

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2000, were:

                                                      SINCE
                                                     INCEPTION
                               1 YEAR (%)          (6/3/96) (%)
---------------------------------------------------------------
Class A                           20.59                78.01

                                                      SINCE
                                                     INCEPTION
                                                   (2/1/00) (%)
---------------------------------------------------------------
Class B                                                4.63

                                                      SINCE
                                                     INCEPTION
                                                   (2/1/00) (%)
---------------------------------------------------------------
Class C                                                6.77

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R)companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R)and Bloomberg(R)L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Morgan Stanley Capital International World Index - an arithmetic average (weighted by market value) index based in US dollars of the performance of approximately 1,500 securities listed on the stock exchanges of 22 countries including the US, Europe, Canada, Australia, New Zealand and the Far East with gross dividends reinvested.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

PREFERRED STOCKS RATINGS

STANDARD & POOR'S CORPORATION (S&P)

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, some-what more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                      This page intentionally left blank.





                           FRANKLIN STRATEGIC SERIES
                             FILE NOS. 33-39088 &
                                   811-6243

                                   FORM N-1A

                                    PART C
                               OTHER INFORMATION


ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Agreement and Declaration of Trust of Franklin California 250 Growth Index Fund dated January 22, 1991
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii)  Certificate of Trust dated January 22, 1991
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iii) Certificate of Amendment to the Certificate of Trust dated November 19, 1991
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iv) Certificate of Amendment to the Certificate of Trust of Franklin Strategic Series dated May 14, 1992
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Strategic Series dated April 18, 1995
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 6, 1996

      (b)  By-Laws

           (i)   Amended and Restated By-Laws as of April 25, 1991
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii)  Amendment to By-Laws dated October 27, 1994
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii) Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iii) Subadvisory Agreement between Franklin Advisers, Inc., on behalf of the Franklin Strategic Income Fund, and Templeton Investment Counsel, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 6, 1996

           (iv) Amended and Restated Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (v) Management Agreement between the Registrant, on behalf of Franklin Blue Chip Fund, and Franklin Advisers, Inc., dated February 13, 1996
                 Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 14, 1996

           (vi) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 6, 1996

           (vii) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 6, 1996

           (viii)Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 6, 1996

           (ix) Management Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Advisers, Inc., dated July 15, 1997
                 Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 22, 1997

           (x) Investment Advisory Agreement between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Advisers, Inc. dated February 18, 1999
                 Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 11, 1999

           (xi) Investment Advisory Agreement between the Registrant, on behalf of Franklin Large Cap Growth Fund, and Franklin Advisers, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (xii) Investment Advisory Agreement between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Advisers, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

          (xiii) Investment Advisory Agreement between the Registrant, on behalf of Franklin Technology Fund, and Franklin Advisers, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (xiv) Investment Advisory Agreement between the Registrant, on behalf of Franklin Small Cap Growth Fund II, and Franklin Advisers, Inc. dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between the Registrant, on behalf of all Series except Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii) Amended and Restated Distribution Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated March 29, 1995
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                 Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 23, 1998

           (iv) Amendment of Amended and Restated Distribution Agreement between the Registrant on behalf of Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc. dated January 12, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (v) Amendment of Amended and Restated Distribution Agreement between the Registrant on behalf of all series except Franklin Strategic Income Fund dated January 12, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 14, 1996

           (ii) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 14, 1996

           (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 23, 1998

           (v) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated February 27, 1998
                 Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 23, 1998

           (vi) Amendment dated April 24, 2000 to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (vii) Amendment dated March 21, 2000, to Schedule 1 of the Foreign Custody Manager Agreement dated July 30, 1998
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (viii)Amendment dated December 31, 1999, to Schedule 2 of the Foreign Custody Manager Agreement dated July 30, 1998
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.
                 Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 23, 1998

           (ii) Administration Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Templeton Services, Inc., dated July 15, 1997
                 Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 22, 1997

           (iii) Fund Administration Agreement between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton Services, Inc. dated February 18, 1999
                 Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 11, 1999

           (iv) Fund Administration Agreement between the Registrant, on behalf of Franklin Large Cap Growth Fund, and Franklin Templeton Services, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (v) Fund Administration Agreement between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Templeton Services, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (vi) Fund Administration Agreement between the Registrant, on behalf of Franklin Technology Fund, and Franklin Advisers, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (vii) Fund Administration Agreement between the Registrant, on behalf of Franklin Small Cap Growth Fund II, and Franklin Advisers, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (i)  Legal Opinion

           (i)   Opinion and consent of counsel dated March 8, 1999
                 Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 11, 1999

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i) Letter of Understanding for Franklin California Growth Fund dated August 20, 1991
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii) Letter of Understanding for Franklin Global Utilities Fund - Class II dated April 12, 1995
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iii) Letter of Understanding for Franklin Natural Resources Fund dated June 5, 1995
                 Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 5, 1995

           (iv) Letter of Understanding for Franklin California Growth Fund-Class II dated August 30, 1996
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (v) Letter of Understanding for Franklin Global Health Care Fund dated August 30, 1996
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (vi) Letter of Understanding for Franklin Blue Chip Fund dated May 24, 1996
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (vii) Letter of Understanding for Franklin Biotechnology Discovery Fund dated September 5, 1997
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (viii)Letter of Understanding for Franklin U.S. Long-Short Fund dated March 11, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (ix) Letter of Understanding for Franklin Large Cap Growth Fund dated June 4, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (x) Letter of Understanding for Franklin Aggressive Growth Fund dated June 22, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (xi) Letter of Understanding for Franklin Small Cap Growth Fund II dated April 28, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (xii) Letter of Understanding for Franklin Technology Fund dated April 28, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (m)  Rule 12b-1 Plan

           (i) Amended and Restated Distribution Plan between the Registrant, on behalf of Franklin California Growth Fund, Franklin Small Cap Growth Fund, Franklin Global Health Care Fund and Franklin Global Utilities Fund, and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (ii) Distribution Plan between the Registrant, on behalf of Franklin Global Utilities Fund - Class II, and
                 Franklin/Templeton Distributors, Inc., dated March 30, 1995
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated May 24, 1994
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Natural Resources Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1995
                 Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 1, 1995

           (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Blue Chip Fund, and Franklin/Templeton Distributors, Inc., dated May 28, 1996
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 7, 1996

           (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund - Class II, and Franklin/Templeton Distributors, Inc., dated September 29, 1995
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 7, 1996

           (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Biotechnology Discovery Fund and Franklin/Templeton Distributors, Inc., dated September 15, 1997
                 Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 13, 1998

           (viii)Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin California Growth Fund - Class II and Franklin Global Health Care Fund - Class II, and Franklin/Templeton Distributors, Inc., dated September 3, 1996
                 Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: August 29, 1997

           (ix) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin Strategic Income Fund - Class II, and Franklin/Templeton Distributors, Inc. dated February 26, 1998
                 Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing date: April 21, 1998

           (x) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin California Growth Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (xi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Global Health Care Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (xii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Global Utilities Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (xiii)Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Strategic Income Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (xiv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton Distributors, Inc. dated April 15, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (xv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Large Cap Growth Fund - Class A, and Franklin Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

          (xvi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund - Class A, and Franklin Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

          (xvii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Large Cap Growth Fund - Class B, and Franklin/Templeton Distributors, Inc. dated May 18, 1999
                  Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 25, 1999

         (xviii) Distribution Plan pursuant to Rule 12b-1 between the
                 Registrant, on behalf of Franklin Aggressive Growth Fund - Class B, and Franklin/Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (xix) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Large Cap Growth Fund - Class C, and Franklin/Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (xx) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Aggressive Growth Fund - Class C, and Franklin/Templeton Distributors, Inc. dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

          (xxi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Blue Chip Fund - Class B, and Franklin/Templeton Distributors, Inc., dated September 14, 1999
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxii) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Blue Chip Fund - Class C, and Franklin/Templeton Distributors, Inc., dated September 14, 1999
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxiii) Distribution Plan pursuant to Rule 12b-1 between the
                 Registrant, on behalf of Franklin Small Cap Growth Fund II - Class A and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxiv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund II - Class B and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Growth Fund II - Class C and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxvi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Technology Fund - Class A and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxvii) Distribution Plan pursuant to Rule 12b-1 between the
                 Registrant, on behalf of Franklin Technology Fund - Class B and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

         (xxviii)Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Technology Fund - Class C and Franklin/Templeton Distributors, Inc., dated May 1, 2000
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (n)  Rule 18f-3 Plan

           (i) Multiple Class Plan for Franklin Global Utilities Fund dated April 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (ii) Multiple Class Plan for Franklin California Growth Fund dated April 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (iii) Multiple Class Plan for Franklin Global Health Care Fund dated April 16, 1998
                 Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (iv) Multiple Class Plan for Franklin Small Cap Growth Fund dated June 18, 1996
                 Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 11, 1996

           (v) Multiple Class Plan for Franklin Natural Resources Fund dated June 18, 1996
                 Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: December 11, 1996

           (vi) Multiple Class Plan for Franklin Strategic Income Fund dated February 18, 1999
                 Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: March 24, 1999

           (vii) Multiple Class Plan for Franklin Large Cap Growth Fund dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (viii)Multiple Class Plan for Franklin Aggressive Growth Fund dated May 18, 1999
                 Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: June 25, 1999

           (ix) Multiple Class Plan for Franklin Blue Chip Fund dated September 14, 1999
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (x)   Form of Multiple Class Plan for Franklin Small Cap Growth
                 Fund II
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

           (xi)  Form of Multiple Class Plan for Franklin Technology Fund
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (p)  Code of Ethics

           (i)   Code of Ethics
                 Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date:  June 30, 2000

      (q)  Power of Attorney

           (i) Power of Attorney for Franklin Strategic Series dated January 20, 2000
                 Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: January 28, 2000

           (ii)  Certificate of Secretary dated January 27, 2000
                 Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                 File No. 33-39088
                 Filing Date: January 28, 2000

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

a)    Franklin Advisers, Inc.

The officers and directors of the Registrant's manager Franklin Advisers, Inc. (Advisers) also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)  Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. (TICI), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Strategic Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV TICI (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30    UNDERTAKINGS

Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of August, 2000.

                                  FRANKLIN STRATEGIC SERIES
                                  (Registrant)

                                  By:  /S/ DAVID P. GOSS
                                       David P. Goss
                                       Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*             Principal Executive Officer
Rupert H. Johnson, Jr.              and Trustee
                                    Dated: August 30, 2000

MARTIN L. FLANAGAN*                 Principal Financial Officer
Martin L. Flanagan                  Dated: August 30, 2000

KIMBERLEY H. MONASTERIO*            Principal Accounting Officer
Kimberley H. Monasterio             Dated: August 30, 2000

FRANK H. ABBOTT, III*               Trustee
Frank H. Abbott, III                Dated: August 30, 2000

HARRIS J. ASHTON*                   Trustee
Harris J. Ashton                    Dated: August 30, 2000

HARMON E. BURNS*                    Trustee
Harmon E. Burns                     Dated: August 30, 2000

S. JOSEPH FORTUNATO*                Trustee
S. Joseph Fortunato                 Dated: August 30, 2000

EDITH E. HOLIDAY*                   Trustee
Edith E. Holiday                    Dated: August 30, 2000

CHARLES B. JOHNSON*                 Trustee
Charles B. Johnson                  Dated: August 30, 2000

FRANK W.T. LAHAYE*                  Trustee
Frank W.T. LaHaye                   Dated: August 30, 2000

GORDON S. MACKLIN*                  Trustee
Gordon S. Macklin                   Dated: August 30, 2000


By:   /S/ DAVID P. GOSS
      David P. Goss
      Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)


                           FRANKLIN STRATEGIC SERIES
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.         DESCRIPTION                           LOCATION

EX-99.(a)(i)        Agreement and Declaration of Trust          *
                    dated January 22, 1991

EX-99.(a)(ii)       Certificate of Trust dated January          *
                    22, 1991

EX-99.(a)(iii)      Certificate of Amendment to the             *
                    Certificate of Trust dated
                    November 19, 1991

EX-99.(a)(iv)       Certificate of Amendment to the             *
                    Certificate of Trust of Franklin
                    Strategic Series dated May 14,
                    1992

EX-99.(a)(v)        Certificate of Amendment of                 *
                    Agreement and Declaration of Trust
                    of Franklin Strategic Series dated
                    April 18, 1995

EX-99.(b)(i)        Amended and Restated By-Laws as of          *
                    April 25, 1991

EX-99.(b)(ii)       Amendment to By-Laws dated October          *
                    27, 1994

EX-99.(d)(i)        Management Agreement between the            *
                    Registrant, on behalf of Franklin
                    Global Health Care Fund, Franklin
                    Small Cap Growth Fund, Franklin
                    Global Utilities Fund, and
                    Franklin Natural Resources Fund,
                    and Franklin Advisers, Inc., dated
                    February 24, 1992

EX-99.(d)(ii)       Management Agreement between the            *
                    Registrant, on behalf of Franklin
                    Strategic Income Fund, and
                    Franklin Advisers, Inc., dated May
                    24, 1994

EX-99.(d)(iii)      Subadvisory Agreement between               *
                    Franklin Advisers, Inc., on behalf
                    of the Franklin Strategic Income
                    Fund, and Templeton Investment
                    Counsel, Inc., dated May 24, 1994

EX-99.(d)(iv)       Amended and Restated Management             *
                    Agreement between the Registrant,
                    on behalf of Franklin California
                    Growth Fund, and Franklin
                    Advisers, Inc., dated July 12, 1993

EX-99.(d)(v)        Management Agreement between the            *
                    Registrant, on behalf of Franklin
                    Blue Chip Fund, and Franklin
                    Advisers, Inc., dated February 13,
                    1996

EX-99.(d)(vi)       Amendment dated August 1, 1995 to           *
                    the Management Agreement between
                    the Registrant, on behalf of
                    Franklin California Growth Fund,
                    and Franklin Advisers, Inc., dated
                    July 12, 1993

EX-99.(d)(vii)      Amendment dated August 1, 1995 to           *
                    the Management Agreement between
                    the Registrant, on behalf of
                    Franklin Global Health Care Fund,
                    and Franklin Small Cap Growth
                    Fund, Franklin Global Utilities
                    Fund, and Franklin Natural
                    Resources Fund, and Franklin
                    Advisers, Inc., dated February 24,
                    1992

EX-99.(d)(viii)     Amendment dated August 1, 1995 to           *
                    the Management Agreement between
                    the Registrant on behalf of
                    Franklin Strategic Income Fund,
                    and Franklin Advisers, Inc., dated
                    May 24, 1994

EX-99.(d)(ix)       Management Agreement between the            *
                    Registrant, on behalf of Franklin
                    Biotechnology Discovery Fund, and
                    Franklin Advisers, Inc., dated
                    July 15, 1997

EX-99.(d)(x)        Investment Advisory Agreement               *
                    between the Registrant, on behalf
                    of Franklin U.S. Long-Short Fund,
                    and Franklin Advisers, Inc. dated
                    February 18, 1999

EX-99.(d)(xi)       Investment Advisory Agreement               *
                    between the Registrant, on behalf
                    of Franklin Large Cap Growth Fund,
                    and Franklin Advisers, Inc. dated
                    May 18, 1999

EX-99.(d)(xii)      Investment Advisory Agreement               *
                    between the Registrant, on behalf
                    of Franklin Aggressive Growth
                    Fund, and Franklin Advisers, Inc.
                    dated May 18, 1999

EX-99.(d) (xiii)    Investment Advisory Agreement               *
                    between the Registrant, on behalf
                    of Franklin Technology Fund, and
                    Franklin Advisers, Inc., dated May
                    1, 2000

EX-99.(d) (xiv)     Investment Advisory Agreement               *
                    between the Registrant, on behalf
                    of Franklin Small Cap Growth Fund
                    II, and Franklin Advisers, Inc.,
                    dated May 1, 2000

EX-99.(e)(i)        Amended and Restated Distribution           *
                    Agreement between the Registrant,
                    on behalf of all Series except
                    Franklin Strategic Income Fund,
                    and Franklin/Templeton
                    Distributors, Inc., dated April
                    23, 1995

EX-99.(e)(ii)       Amended and Restated Distribution           *
                    Agreement between the Registrant,
                    on behalf of Franklin Strategic
                    Income Fund, and
                    Franklin/Templeton Distributors,
                    Inc., dated March 29, 1995

EX-99.(e)(iii)      Forms of Dealer Agreements between          *
                    Franklin/Templeton Distributors,
                    Inc., and Securities Dealers dated
                    March 1, 1998

EX-99.(e)(iv)       Amendment of Amended and Restated           *
                    Distribution Agreement between the
                    Registrant on behalf of Franklin
                    Strategic Income Fund, and
                    Franklin/Templeton Distributors,
                    Inc. dated January 12, 1999

EX-99.(e)(v)        Amendment of Amended and Restated           *
                    Distribution Agreement between the
                    Registrant on behalf of all series
                    except Franklin Strategic Income
                    Fund dated January 12, 1999

EX-99.(g)(i)        Master Custody Agreement between            *
                    the Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(ii)       Terminal Link Agreement between             *
                    the Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(iii)      Amendment dated May 7, 1997 to              *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iv)       Amendment dated February 27, 1998           *
                    to Master Custody Agreement
                    between Registrant and Bank of New
                    York dated February 16, 1996

EX-99.(g)(v)        Foreign Custody Manager Agreement           *
                    between the Registrant and The
                    Bank of New York dated February
                    27, 1998

EX-99.(g)(vi)       Amendment dated April 24, 2000 to           *
                    Exhibit A of the Master Custody
                    Agreement between Registrant and
                    the Bank of New York dated
                    February 16, 1996

EX-99.(g)(vii)      Amendment dated March 21, 2000, to          *
                    Schedule 1 of the Foreign Custody
                    Manager Agreement dated July 30,
                    1998

EX-99.(g)(viii)     Amendment dated December 31, 1999,          *
                    to Schedule 2 of the Foreign
                    Custody Manager Agreement dated
                    July 30, 1998.

EX-99.(h)(i)        Subcontract for Fund                        *
                    Administrative Services dated
                    October 1, 1996 and Amendment
                    thereto dated April 30, 1998
                    between Franklin Advisers, Inc.
                    and Franklin Templeton Services,
                    Inc.

EX-99.(h)(ii)       Administration Agreement between            *
                    the Registrant, on behalf of
                    Franklin Biotechnology Discovery
                    Fund, and Franklin Templeton
                    Services, Inc., dated July 15,
                    1997

EX-99.(h)(iii)      Fund Administration Agreement               *
                    between the Registrant, on behalf
                    of Franklin U.S. Long-Short Fund,
                    and Franklin Templeton Services,
                    Inc. dated February 18, 1999

EX-99.(h)(iv)       Fund Administration Agreement               *
                    between the Registrant, on behalf
                    of Franklin Large Cap Growth Fund,
                    and Franklin Templeton Services,
                    Inc. dated May 18, 1999

EX-99.(h)(v)        Fund Administration Agreement               *
                    between the Registrant, on behalf
                    of Franklin Aggressive Growth
                    Fund, and Franklin Templeton
                    Services, Inc. dated May 18, 1999

EX-99.(h)(vi)       Fund Administration Agreement               *
                    between the Registrant, on behalf
                    of Franklin Technology Fund, and
                    Franklin Templeton Services, Inc.,
                    dated May 1, 2000

EX-99.(h)(vii)      Fund Administration Agreement               *
                    between the Registrant, on behalf
                    of Franklin Small Cap Growth Fund
                    II, and Franklin Templeton
                    Services, Inc., dated May 1, 2000

EX-99.(i)(i)        Opinion and consent of counsel              *
                    dated March 8, 1999

EX-99.(j)(i)        Consent of Independent Auditors         Attached

EX-99.(l)(i)        Letter of Understanding for                 *
                    Franklin California Growth Fund
                    dated August 20, 1991

EX-99.(l)(ii)       Letter of Understanding for                 *
                    Franklin Global Utilities Fund -
                    Class II dated April 12, 1995

EX-99.(l)(iii)      Letter of Understanding for                 *
                    Franklin Natural Resources Fund
                    dated June 5, 1995

EX-99.(l)(iv)       Letter of Understanding for                 *
                    Franklin California Growth Fund -
                    Class II dated August 30, 1996

EX-99.(l)(v)        Letter of Understanding for                 *
                    Franklin Global Health Care Fund
                    dated August 30, 1996

EX-99.(l)(vi)       Letter of Understanding for                 *
                    Franklin Blue Chip Fund dated May
                    24, 1996

EX-99.(l)(vii)      Letter of Understanding for                 *
                    Franklin Biotechnology Discovery
                    Fund dated September 5, 1997

EX-99.(l)(viii)     Letter of Understanding for                 *
                    Franklin U.S. Long-Short Fund
                    dated March 11, 1999

EX-99.(l)(ix)       Letter of Understanding for                 *
                    Franklin Large Cap Growth Fund
                    dated June 4, 1999

EX-99.(l)(x)        Letter of Understanding for                 *
                    Franklin Aggressive Growth Fund
                    dated June 22, 1999

EX-99.(l)(xi)       Letter of Understanding for                 *
                    Franklin Small Cap Growth Fund II
                    dated April 28, 2000

EX-99.(l)(xii)      Letter of Understanding for                 *
                    Franklin Technology Fund dated
                    April 28, 2000

EX-99.(m)(i)        Amended and Restated Distribution           *
                    Plan between the Registrant, on
                    behalf of Franklin California
                    Growth Fund, Franklin Small Cap
                    Growth Fund, Franklin Global
                    Health Care Fund and Franklin
                    Global Utilities Fund, and
                    Franklin/Templeton Distributors,
                    Inc., dated July 1, 1993

EX-99.(m)(ii)       Distribution Plan between the               *
                    Registrant, on behalf of Franklin
                    Global Utilities Fund - Class II,
                    and Franklin/Templeton
                    Distributors, Inc., dated March
                    30, 1995

EX-99.(m)(iii)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Strategic
                    Income Fund, and
                    Franklin/Templeton Distributors,
                    Inc., dated May 24, 1994

EX-99.(m)(iv)       Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of the Franklin Natural
                    Resources Fund, and
                    Franklin/Templeton Distributors,
                    Inc., dated June 1, 1995

EX-99.(m)(v)        Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of the Franklin Blue Chip
                    Fund, and Franklin/Templeton
                    Distributors, Inc., dated May 28,
                    1996

EX-99.(m)(vi)       Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Small Cap
                    Growth Fund - Class II, and
                    Franklin/Templeton Distributors,
                    Inc., dated September 29, 1995

EX-99.(m)(vii)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Biotechnology
                    Discovery Fund, and
                    Franklin/Templeton Distributors,
                    Inc., dated September 15, 1997

EX-99.(m)(viii)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin California
                    Growth Fund - Class II, and
                    Franklin Global Health Care Fund -
                    Class II, and Franklin/Templeton
                    Distributors, Inc., dated
                    September 3, 1996

EX-99.(m)(ix)       Distribution Plan pursuant to Rule          *
                    12b-1 between Registrant on behalf
                    of Franklin Strategic Income Fund
                    - Class II, and Franklin/Templeton
                    Distributors, Inc. dated February
                    26, 1998

EX-99.(m)(x)        Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of California Growth Fund -
                    Class B, and Franklin/Templeton
                    Distributors, Inc. dated October
                    16, 1998

EX-99.(m)(xi)       Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Global Health
                    Care Fund - Class B, and
                    Franklin/Templeton Distributors,
                    Inc. dated October 16, 1998

EX-99.(m)(xii)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Global
                    Utilities Fund - Class B, and
                    Franklin/Templeton Distributors,
                    Inc. dated October 16, 1998

EX-99.(m)(xiii)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Strategic
                    Income Fund - Class B, and
                    Franklin/Templeton Distributors,
                    Inc. dated October 16, 1998

EX-99.(m)(xiv)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin U.S. Long-Short
                    Fund and Franklin/Templeton
                    Distributors, Inc. dated April 15,
                    1999

EX-99.(m)(xv)       Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Large Cap
                    Growth Fund - Class A and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xvi)      Distribution Plan pursuant to the           *
                    Rule 12b-1 between the Registrant,
                    on behalf of Franklin Aggressive
                    Growth Fund - Class A and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xvii)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Large Cap
                    Growth Fund - Class B, and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xviii)    Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Aggressive
                    Growth Fund - Class B, and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xix)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Large Cap
                    Growth Fund - Class C, and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xx)       Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Aggressive
                    Growth Fund - Class C, and
                    Franklin/Templeton Distributors,
                    Inc. dated May 18, 1999

EX-99.(m)(xxi)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Blue Chip Fund
                    - Class B, and Franklin/Templeton
                    Distributors, Inc., dated
                    September 14, 1999

EX-99.(m)(xxii)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Blue Chip Fund
                    - Class C, and Franklin/Templeton
                    Distributors, Inc., dated
                    September 14, 1999

EX-99.(m)(xxiii)    Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Small Cap
                    Growth Fund II - Class A and
                    Franklin/Templeton Distributors,
                    Inc., dated May 1, 2000

EX-99.(m)(xxiv)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Small Cap
                    Growth Fund II - Class B and
                    Franklin/Templeton Distributors,
                    Inc., dated May 1, 2000

EX-99.(m)(xxv)      Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Small Cap
                    Growth Fund II - Class C and
                    Franklin/Templeton Distributors,
                    Inc., dated May 1, 2000

EX-99.(m)(xxvi)     Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Technology Fund
                    - Class A and Franklin/Templeton
                    Distributors, Inc., dated May 1,
                    2000

EX-99.(m)(xxvii)    Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Technology Fund
                    - Class B and Franklin/Templeton
                    Distributors, Inc., dated May 1,
                    2000

EX-99.(m)(xxviii)   Distribution Plan pursuant to Rule          *
                    12b-1 between the Registrant, on
                    behalf of Franklin Technology Fund
                    - Class C and Franklin/Templeton
                    Distributors, Inc., dated May 1,
                    2000

EX-99.(n)(i)        Multiple Class Plan for Franklin            *
                    Global Utilities Fund dated April
                    16, 1998

EX-99.(n)(ii)       Multiple Class Plan for Franklin            *
                    California Growth Fund dated April
                    16, 1998

EX-99.(n)(iii)      Multiple Class Plan for Franklin            *
                    Global Health Care Fund dated
                    April 16, 1998

EX-99.(n)(iv)       Multiple Class Plan for Franklin            *
                    Small Cap Growth Fund dated June
                    18, 1996

EX-99.(n)(v)        Multiple Class Plan for Franklin            *
                    Natural Resources Fund dated June
                    18, 1996

EX-99.(n)(vi)       Multiple Class Plan for Franklin            *
                    Strategic Income Fund dated
                    February 18, 1999

EX-99.(n)(vii)      Multiple Class Plan for Franklin            *
                    Large Cap Growth Fund dated May
                    18, 1999

EX-99.(n)(viii)     Multiple Class Plan for Franklin            *
                    Aggressive Growth Fund dated May
                    18, 1999

EX-99.(n)(ix)       Multiple Class Plan for Franklin            *
                    Blue Chip Fund dated September 14,
                    1999

EX-99.(n)(x)        Form of Multiple Class Plan for             *
                    Franklin Small Cap Growth Fund II

EX-99.(n)(xi)       Form of Multiple Class Plan for             *
                    Franklin Technology Fund

EX-99.(p)(i)        Code of Ethics                              *

EX-99.(q)(i)        Power of Attorney for Franklin              *
                    Strategic Series dated January 20,
                    2000

EX-99.(q)(ii)       Certificate of Secretary dated              *
                    January 27, 2000

*     Incorporated by reference